                                            File Nos. 333-16949 and 811-8696

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                     [_]

                         PRE-EFFECTIVE AMENDMENT NO.                 [_]

                                                                     [X]
                      POST-EFFECTIVE AMENDMENT NO. 1

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                                                     [X]
                              AMENDMENT NO. 8
                       (CHECK APPROPRIATE BOX OR BOXES.)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                           (EXACT NAME OF REGISTRANT)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                      JOHN HANCOCK PLACE, BOSTON, MA 02117
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 572-5060

                           SANDRA M. DaDALT, ESQUIRE
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

  It is proposed that this filing become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b) of Rule 485
    [X] on May 1, 1998 pursuant to paragraph (b) of Rule 485
    [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
    [_] on (date) pursuant to paragraph (a)(1) of Rule 485

  If appropriate check the following box

    [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

 Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1997 pursuant to Rule 24f-2 on February 26, 1998.

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

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                             CROSS REFERENCE SHEET

 FORM N-4 ITEM NO.                  SECTION IN PROSPECTUS
 -----------------                  ---------------------
  1. Cover Page...................  Cover Page
  2. Definitions..................  Special Terms; Variable Account Valuation
                                     Procedures
  3. Synopsis or Highlights.......  Summary Information
  4. Condensed Financial
      Information.................  Not Available
  5. General Description of
      Registrant, Depositor         JHVLICO, John Hancock, The Account and the
      and Portfolio Companies.....   Series Fund; Voting Privileges
  6. Deductions...................  Charges Variable Annuity Contracts
  7. General Description of
      Variable Annuity Contracts..  The Contracts; The Accumulation Period; The
                                     Annuity Period; Miscellaneous Provisions;
                                     Changes in Applicable Law-Funding and
                                     Otherwise
  8. Annuity Period...............  The Annuity Period
  9. Death Benefit................  The Accumulation Period; The Annuity Period
 10. Purchases and Contract         The Contracts; The Accumulation Period;
      Values......................   Variable Account Valuation Procedures;
                                     Performance
 11. Redemptions..................  The Accumulation Period; Miscellaneous
                                     Provisions
 12. Taxes........................  Federal Income Taxes
 13. Legal Proceedings............  Not Applicable
 14. Table of Contents of
      Statement of Additional       Table of Contents of Statement of
      Information.................   Additional Information


[LOGO OF JOHN HANCOCK APPEARS HERE]


                         Variable Life Insurance Company
             INDIVIDUAL COMBINATION FIXED/VARIABLE ANNUITY CONTRACTS
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I


               P.O. Box 787 Boston, Massachusetts 02117-9910


                           TELEPHONE 800-677-5700
                                FAX 888-553-4732


                             PROSPECTUS MAY 1, 1998

  The individual deferred annuity contracts ("Contracts") described in this prospectus can be funded, at the discretion of the Owner by, at any one time, up to ten of the twenty-three subaccounts of John Hancock Variable Annuity Account I ("Account"), a fixed annuity account (the "Fixed Account"), or a combination of the Fixed Account and up to nine of the subaccounts. The assets of each subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I ("Fund"), a "series type" mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock"). The Fixed Account is a part of the general account of John Hancock Variable Life Insurance Company ("JHVLICO").

  This prospectus sets forth concisely information about the Account that a prospective investor ought to know before investing. A statement of additional information for the Account, dated May 1, 1998, has been filed with the Securities and Exchange Commission ("Commission") and is incorporated herein by reference. This statement, the table of contents of which appears at page 18 of this prospectus, is available upon request and without charge from JHVLICO at the address above or at 800-677-5700.

  Only the variable features of the Contracts are described in this prospectus. For a summary of the fixed features, see "Appendix--The Fixed Account and Fixed Account Value".

  For additional information pertaining to the purchase of a Contract as an Individual Retirement Annuity, see "Appendix--Variable Annuity Information for Individual Retirement Annuities".

  The prospectus for the Fund, which is attached to this prospectus, describes the investment objectives, policies and risks of investing in the Portfolios of the Fund: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index (formerly, International Equities), International Opportunities, Emerging Markets Equity, Short-Term Bond (formerly, Short-Term U.S. Government), Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market. (The Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are not currently available to Owners but are expected to be made available later in 1998.)

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT
          VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



                                                                            Page
SYNOPSIS OF EXPENSE INFORMATION. . . . . . . . . . . . . . . . . . . .      4
SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
SUMMARY INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .      5
THE VARIABLE ANNUITY . . . . . . . . . . . . . . . . . . . . . . . . .      7
JHVLICO, JOHN HANCOCK, THE ACCOUNT AND THE SERIES FUND . . . . . . . .      7
CHARGES UNDER VARIABLE ANNUITY CONTRACTS . . . . . . . . . . . . . . .     10
  Charges For Mortality And Expense Risks. . . . . . . . . . . . . . .     10
  Charges for Administrative Services. . . . . . . . . . . . . . . . .     10
  Variations in Charges. . . . . . . . . . . . . . . . . . . . . . . .     10
  Premium or Similar Taxes . . . . . . . . . . . . . . . . . . . . . .     10
THE CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
  Purchase of Contracts. . . . . . . . . . . . . . . . . . . . . . . .     11
  Annuity Direct Deposit Program . . . . . . . . . . . . . . . . . . .     11
THE ACCUMULATION PERIOD. . . . . . . . . . . . . . . . . . . . . . . .     11
  Allocation of Purchase Payments (Accumulation Shares). . . . . . . .     11
  Value of Accumulation Shares . . . . . . . . . . . . . . . . . . . .     11
  Transfers To and From Subaccounts. . . . . . . . . . . . . . . . . .     11
  Dollar-Cost Averaging. . . . . . . . . . . . . . . . . . . . . . . .     12
  Surrender of Contract; Partial Withdrawals . . . . . . . . . . . . .     12
  Systematic Withdrawal. . . . . . . . . . . . . . . . . . . . . . . .     12
  Death Benefit Before Date of Maturity. . . . . . . . . . . . . . . .     12
THE ANNUITY PERIOD . . . . . . . . . . . . . . . . . . . . . . . . . .     13
  Variable Monthly Annuity Payments. . . . . . . . . . . . . . . . . .     14
  Assumed Investment Rate. . . . . . . . . . . . . . . . . . . . . . .     14
  Calculation of Annuity Units . . . . . . . . . . . . . . . . . . . .     14
  Annuity Options. . . . . . . . . . . . . . . . . . . . . . . . . . .     14
  Option A: Life Annuity with Five, Ten or Twenty Years Certain. . . .     14
  Option B: Life Annuity Without Refund. . . . . . . . . . . . . . . .     14
  Other Conditions . . . . . . . . . . . . . . . . . . . . . . . . . .     14
VARIABLE ACCOUNT VALUATION PROCEDURES. . . . . . . . . . . . . . . . .     14
MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . . . . .     15
  Restriction on Assignment. . . . . . . . . . . . . . . . . . . . . .     15
  Deferment of Payment . . . . . . . . . . . . . . . . . . . . . . . .     15
  Reservation of Rights. . . . . . . . . . . . . . . . . . . . . . . .     15
  Owner and Beneficiary. . . . . . . . . . . . . . . . . . . . . . . .     15
FEDERAL INCOME TAXES . . . . . . . . . . . . . . . . . . . . . . . . .     15
  The Account and JHVLICO. . . . . . . . . . . . . . . . . . . . . . .     15
  Contracts Purchased Other Than to Fund a Tax Qualified Plan. . . . .     16
  Diversification Requirements . . . . . . . . . . . . . . . . . . . .     16
  Contracts Purchased Under Individual Retirement Annuity Plans (IRAs)     16
  Withholding of Taxes . . . . . . . . . . . . . . . . . . . . . . . .     17
  See Your Own Tax Adviser . . . . . . . . . . . . . . . . . . . . . .     17
PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
REPORTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
VOTING PRIVILEGES. . . . . . . . . . . . . . . . . . . . . . . . . . .     18
CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE . . . . . . . . . . .     18
LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
DISTRIBUTION OF THE CONTRACTS. . . . . . . . . . . . . . . . . . . . .     18
IMPACT OF YEAR 2000 ISSUE. . . . . . . . . . . . . . . . . . . . . . .
REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . .     18
EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .     18
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION . . . . . . .     19
APPENDIX--THE FIXED ACCOUNT AND FIXED ACCOUNT VALUE. . . . . . . . . .     20
APPENDIX--VARIABLE ANNUITY INFORMATION FOR INDIVIDUAL RETIREMENT
 ANNUITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     22
APPENDIX--ILLUSTRATIVE ACCUMULATED VALUE AND ANNUITY PAYMENT TABLES. .     23

THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE OR SOLICIT AN OFFER IN THAT STATE.

                         SYNOPSIS OF EXPENSE INFORMATION

  The purpose of this synopsis is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly or indirectly. This synopsis includes expenses of the Account as well as those of the Fund. This synopsis does not include any premium taxes that may be applicable. For a more complete description of the Account charges, see "Charges under Variable Annuity Contracts." For a more complete description of the investment advisory fee charged each Portfolio and the annual operating expenses of each Portfolio, see the prospectus for the Fund.

CONTRACT EXPENSES


Sales Load . . . . . . . . . . . . . . . . . . . . . . .    None
Annual Contract Fee (Deducted only on Contracts having an
 Accumulated Value of $10,000 or less)1  . . . . . . . .     $30



SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a percentage of average daily net assets)


Mortality and Expense Risk Charge . .    0.75%
Administrative Services Charge. . . .    0.25%
                                         ----
Total Separate Account Annual Expenses   1.00%



ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average daily net assets)

  The figures in the following chart reflect the investment management fees currently payable and the 1996 non-advisory expenses that would have been allocated to the Fund under the allocation rules currently in effect.



                                      Other Fund              Other Fund
                                      Expenses                 Expenses
                            Manage-     After       Total       Absent
                             ment      Expense      Fund       Expense
                                     Reimburse-   Operating   Reimburse-
        Fund Name             Fee       ment      Expenses      ment2
Managed . . . . . . . . .    0.33%      0.04%       0.37%        N/A
Growth & Income . . . . .    0.25%      0.03%       0.28%        N/A
Equity Index. . . . . . .    0.15%      0.25%       0.40%       0.40%
Large Cap Value . . . . .    0.75%      0.25%       1.00%       0.31%
Large Cap Growth. . . . .    0.39%      0.05%       0.44%        N/A
Mid Cap Value . . . . . .    0.80%      0.25%       1.05%       0.34%
Mid Cap Growth. . . . . .    0.85%      0.25%       1.10%       0.57%
Diversified Mid Cap Growth   0.75%      0.10%       0.85%        N/A
Real Estate Equity. . . .    0.60%      0.09%       0.69%        N/A
Small/Mid Cap CORE           0.80%      0.25%       1.05%        N/A
Small Cap Value . . . . .    0.80%      0.25%       1.05%       0.50%
Small Cap Growth. . . . .    0.75%      0.25%       1.00%       0.37%
Global Equity . . . . . .    0.90%      0.25%       1.15%        N/A
International Balanced. .    0.85%      0.25%       1.10%       0.71%
International Equity Index   0.18%      0.19%       0.37%        N/A
International
 Opportunities. . . . . .    0.97%      0.25%       1.22%       0.60%
Emerging Markets Equity      1.30%      0.25%       1.55%        N/A
Short-Term Bond . . . . .    0.30%      0.21%       0.51%        N/A
Bond Index                   0.15%      0.25%       0.40%        N/A
Sovereign Bond. . . . . .    0.25%      0.06%       0.31%        N/A
Strategic Bond. . . . . .    0.75%      0.25%       1.00%       0.57%
High yield Bond              0.65%      0.25%       0.90%        N/A
Money Market. . . . . . .    0.25%      0.08%       0.33%        N/A




1The annual contract fee is deducted only on Contracts having an Accumulated
 Value of less than $10,000. The contract fee is deducted at the beginning of each Contract year after the first and at a full surrender during a Contract Year. The contract fee is assessed only during the Accumulation Period. In the following Examples, the annual contract fee has been expressed as an annual percentage of assets based on past experience concerning Contract fees collected on other variable annuity contracts using the same Contract fee provision. The Company reserves the right to increase the annual Contract Fee up to $50, subject to applicable state regulations.
2John Hancock reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of its average daily net asset value.

EXAMPLES

  The following examples should not be considered representations of past or future expenses; actual expenses may be greater than or less than those shown.


  If you surrender or annuitize your Contract at the end of the applicable time period, you would pay the following current expenses on a $1,000 investment, assuming 5% annual return on assets:



                             1 Year  3 Years  5 Years   10 Years
                             ------  -------  -------  ----------
MANAGED. . . . . . . . . .     14      45        78       170
GROWTH & INCOME. . . . . .     14      42        73       160
EQUITY INDEX . . . . . . .     15      46        79       174
LARGE CAP VALUE. . . . . .     21      64       110       238
LARGE CAP GROWTH . . . . .     15      47        81       178
MID CAP VALUE. . . . . . .     21      66       113       243
MID CAP GROWTH . . . . . .     22      67       115       248
DIVERSIFIED MID CAP GROWTH     19      60       103       222
REAL ESTATE EQUITY . . . .     18      55        94       205
SMALL/MID CAP CORE . . . .     21      66       113       243
SMALL CAP VALUE. . . . . .     21      66       113       243
SMALL CAP GROWTH . . . . .     21      64       110       238
GLOBAL EQUITY. . . . . . .     22      69       118       253
INTERNATIONAL BALANCED . .     22      67       115       248
INTERNATIONAL EQUITY INDEX     15      47        81       177
INTERNATIONAL OPPORTUNITIES    23      71       121       261
EMERGING MARKETS EQUITY. .     26      81       138       293
SHORT-TERM BOND  . . . . .     16      49        85       186
BOND INDEX . . . . . . . .     15      46        79       174
SOVEREIGN BOND . . . . . .     14      43        74       164
STRATEGIC BOND . . . . . .     21      64       110       238
HIGH YIELD BOND. . . . . .     20      61       105       227
MONEY MARKET . . . . . . .     14      44        76       166

                          JOHN HANCOCK VARIABLE ANNUITY
                                    ACCOUNT I
                         CONDENSED FINANCIAL INFORMATION



  The table below reflects the historical information for a share outstanding throughout the period for John Hancock Variable Annuity Account I.

  SELECTED DATA FOR EACH ACCUMULATION SHARE OUTSTANDING THROUGHOUT THE PERIOD:




                                                  Period From
                                                 May 1, 1997,*
                                                to December 31,
                                                     1997
GROWTH & INCOME SUBACCOUNT
Accumulation share value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $12.139
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .         20,708
SOVEREIGN BOND SUBACCOUNT Accumulation share value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $10.797
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .          4,395
MONEY MARKET SUBACCOUNT Accumulation share value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $10.296
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .         40,495
LARGE CAP GROWTH SUBACCOUNT
Accumulation share value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $12.181
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .          3,583
MANAGED SUBACCOUNT Accumulation share value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $11.452
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .          3,297
REAL ESTATE EQUITY SUBACCOUNT
Accumulation share value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $11.880
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .          2,221
INTERNATIONAL EQUITIES SUBACCOUNT Accumulation share value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .         $9.629
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .            794
SHORT-TERM U.S. GOVERNMENT SUBACCOUNT
Accumulation share value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $10.442
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .          4,922
SPECIAL OPPORTUNITIES SUBACCOUNT Accumulation share value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $11.971
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .            798
EQUITY INDEX SUBACCOUNT Accumulation Share Value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $12.184
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .          9,924
LARGE CAP VALUE Accumulation Share Value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .       $112.131
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .        701,999
MID CAP GROWTH SUBACCOUNT
Accumulation Share Value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $10.166
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .          4,484
MID CAP VALUE SUBACCOUNT
Accumulation Share Value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $12.427
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .         14,583
SMALL CAP GROWTH SUBACCOUNT
Accumulation Share Value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $12.880
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .          1,210
SMALL CAP VALUE SUBACCOUNT
Accumulation Share Value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $12.683
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .          3,877
STRATEGIC BOND SUBACCOUNT Accumulation Share Value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .       $110.722
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .          5,762
INTERNATIONAL OPPORTUNITIES SUBACCOUNT Accumulation Share Value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $10.047
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .          1,014
INTERNATIONAL BALANCED SUBACCOUNT Accumulation Share Value:
  Beginning of period  . . . . . . . . . . .        $10.000
  End of period  . . . . . . . . . . . . . .        $10.293
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .            395

* Commencement of operations




                                  SPECIAL TERMS

  As used in this prospectus, the following terms have the indicated meanings:

ACCUMULATION SHARE: a unit of measurement used in determining the value of a Contract prior to the commencement of annuity payments or, if earlier, contract lapse. The value of an Accumulation Share for each subaccount will reflect the investment performance of that subaccount and will vary in dollar amount.

ACCUMULATED VALUE OF A CONTRACT: total value of the Accumulation Shares in that Contract plus the Fixed Account Value of that Contract, if any.

ANNUITANT: the person on whose life the Contract is issued.

ANNUITY OPTION: the provisions under which a series of annuity payments is made to the Annuitant or other payee, such as the Life Annuity with Ten Years Certain.

ANNUITY UNIT: a unit of measurement used in determining the amount of each variable annuity payment. The value of an Annuity Unit for each subaccount will depend upon the assumed investment rate and the investment performance of that subaccount and will vary in dollar amount.

ANNUITY DIRECT DEPOSIT PROGRAM: a program pursuant to which purchase payments are automatically paid from the Owner's checking account on a specified day each month.

BENEFICIARY: the person who receives the proceeds in the event of the death of the Owner or the Annuitant.

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT YEAR: a period between anniversaries of the date of issue of the Contract.

FIXED ACCOUNT: an account that is part of JHVLICO's general account in which all or a part of the Accumulated Value may be held for accumulation at fixed rates of interest (not less than 3%) declared by JHVLICO periodically at its discretion.

OWNER: the person(s) or entity, usually the person(s) or entity to whom the Contract is issued, who has the sole right to exercise all rights and privileges under the Contract except as otherwise provided in the Contract.

DATE OF MATURITY OF A CONTRACT: the date elected by the Owner (or, if no election is made, Annuitant's 85th birthday) as of which annuity payments will commence. The election is subject to certain conditions described in "The Annuity Period".

MINIMUM DEATH BENEFIT: the undertaking of JHVLICO under a Contract to make a payment on the death of the Annuitant at any time before the date of maturity equal to the greater of (a) the Accumulated Value of the Contract next determined following JHVLICO's receipt of due proof of death, and (b) the aggregate amount of the purchase payments made under the Contract (reduced to reflect partial withdrawals). See "The Accumulation Period--Death Benefit Before Date of Maturity".

NET PURCHASE PAYMENT: the amount of any purchase payment reduced by applicable taxes, if any, based on the amount of the purchase payment.

SERVICE CENTER: P.O. Box 9116, Boston, MA 02205-8654; telephone 800-741-8184.


SURRENDER VALUE: a cash payment made prior to a Contract's maturity, equal to all or part of the Accumulation Shares credited to the Contract, less any contract fee.

                             SUMMARY INFORMATION

  The Contracts are designed both for purchase by individuals doing their own retirement planning, including plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986, as amended ("Code") and for purchase for persons participating in individual retirement annuity plans satisfying the requirements of Section 408 of the Code.

THE CONTRACTS

  The Contracts offered are deferred annuity Contracts under which purchase payments may be made in a lump sum or at intervals until the date of maturity of the Contract, at which time annuity payments by JHVLICO will begin, if so elected by the Owner.
  An application for a Contract is available by calling 800-677-5700. Upon completion, it is transmitted along with the purchase payment to JHVLICO's Service Center for review. See "Purchase of Contracts."

  JHVLICO also issues variable life insurance policies. These policies are offered by means of other prospectuses, but use the same underlying Fund.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

  The Account is a separate investment account of JHVLICO, operated as a unit investment trust, which supports benefits payable under its Contracts. There are currently twenty-three subaccounts within the Account: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market. The assets of each subaccount are invested in a corresponding Portfolio of the Fund.

  Each Portfolio has a different investment objective. John Hancock receives a fee from each Portfolio for providing investment management services. In turn, John Hancock pays a fee to the following sub-investment managers for providing sub-investment services to the various Portfolios:




NAME OF PORTFOLIO            NAME OF SUB-INVESTMENT MANAGER
-----------------            ------------------------------
Managed                      Independence Investment Associates, Inc.
Growth & Income              Independence Investment Associates, Inc.
Equity Index                 State Street Bank & Trust, N. A.
Large Cap Value              T. Rowe Price Associates, Inc.
Large Cap Growth             Independence Investment Associates, Inc.
Mid Cap Value                Neuberger & Berman Management, Inc.
Mid Cap Growth               Janus Capital Corporation
Diversified Mid Cap Growth   John Hancock Advisers, Inc.
Real Estate Equity           Independence Investment Associates, Inc.
Small/Mid Cap CORE           Goldman Sachs Asset Management
Small Cap Value              INVESCO Management & Research, Inc.
Small Cap Growth             John Hancock Advisers, Inc.
Global Equity                Scudder Kemper Investments
International Balanced       Brinson Partners, Inc.
International Equity Index   Independence International Associates, Inc.
International Opportunities  Rowe Price-Fleming International, Inc.
Emerging Markets Equity      Montgomery Asset Management, LLC
Short-Term Bond              Independence Investment Associates, Inc.
Bond Index                   Mellon Bond Associates
Sovereign Bond               John Hancock Advisers, Inc.
Strategic Bond               J.P. Morgan Investment Management, Inc.
High Yield Bond              Wellington Management Company, LLP
Managed                      Independence Investment Associates, Inc.



PRINCIPAL UNDERWRITER OF THE ACCOUNT

  John Hancock Distributors, Inc., a wholly-owned subsidiary of John Hancock and a registered broker-dealer since 1968, makes Contracts available through its registered representatives licensed to sell life insurance policies and annuity contracts.

PURCHASE PAYMENTS

  Purchase payments received under Contracts, after deduction of premium or similar taxes, if applicable, are allocated by JHVLICO to one or more of the variable subaccounts and the Fixed Account, as directed by the Owner.

  Purchase payments should be mailed to JHVLICO, P.O. Box 787, Boston, MA 02117-9910.

  The initial purchase payment under a Contract must be at least $5,000 ($2,000 for individual retirement accounts) or $1,000 if made pursuant to an Annuity Direct Deposit program; thereafter any payment must be at least $50.

  The maximum amount that can be deposited into a Contract per Contract Year is $500,000. The maximum amount that can be deposited into any one subaccount per Contract Year is $500,000 less any amount previously transferred to such subaccount in such Contract Year. The maximum amount that can be deposited into the Fixed Account per Contract Year (exclusive of the initial deposit) is $100,000 less any amount previously transferred to the Fixed Account in such Contract Year. The initial deposit into the Fixed Account can be as large as $500,000. Deposits in or transfers to the Fixed Account can only be made during the first 10 Contract Years. No new deposits may be made after Annuitant's 85th birthday. These limits may be waived by JHVLICO.

  There are also limitations on amounts transferred into the subaccounts and the Fixed Account. See "Transfers Among Subaccounts" and "Appendix--The Fixed Account and Fixed Account Value," respectively.

CHARGES AND DEDUCTIONS

  JHVLICO does not make any deductions for sales load from purchase payments. Certain charges will be deducted from a Contract as described below.

MORTALITY AND EXPENSE RISK CHARGES

  JHVLICO makes a daily charge to the Account for mortality and expense risks equal to 0.75% per annum of the average daily net assets of the Account (0.45% on an annual basis for mortality risks and 0.30% on an annual basis for expense risks). See "Charges for Mortality and Expense Risks."

ADMINISTRATIVE SERVICES CHARGE

  JHVLICO makes a daily charge to the Account for administrative services equal to 0.25% per annum of the daily net assets of the Account. During the Accumulation Period, JHVLICO also assesses an annual Contract fee of $30 on Contracts having an Accumulated Value of less than $10,000. JHVLICO reserves the right to increase the Contract fee up to $50, subject to state regulations. See "Charges for Administrative Services."

PREMIUM TAX CHARGE

  Deductions are made on any applicable taxes based on the amount of purchase payment; currently such state taxes range from 0% to 5% of each purchase payment. See "Premium or Similar Taxes."

FUND EXPENSES

  Investment management fees at annual rates ranging from 0.20% to 1.00% of average daily net assets are paid by the Portfolios to John Hancock. The Portfolios also incur charges for other expenses incurred in their operations. Investment management fees and other expenses are reflected in the net asset value of each Portfolio's shares. For a description of these charges and expenses, see the prospectus for the Series Trust.

WITHDRAWAL PRIOR TO MATURITY

  At any time before annuity payments begin, if the Annuitant is living, a Contract may be surrendered in full for its Surrender Value or a portion of the value of the Contract may be withdrawn, subject to certain limits. See "Surrender of Contract; Partial Withdrawals." A 10% penalty tax may be applicable to the taxable portion (earnings) withdrawn before the Owner attains age59 1/2.

SYSTEMATIC WITHDRAWALS

  The Owner may pre-authorize a periodic withdrawal plan. Payments may be monthly, quarterly, semi-annual, or annual, and may be for a level dollar amount. A minimum Accumulated Value of $25,000 is required to start the program. See "Systematic Withdrawals."

DOLLAR-COST AVERAGING

  The Owner may elect to have amounts transferred automatically from any variable subaccount into one or more of the other variable subaccounts. Transfers may be made monthly, quarterly, semi-annually, or annually for a minimum of $250. A minimum Accumulated Value of $20,000 is required to start the program. See "Dollar-Cost Averaging."

GUARANTEED MINIMUM DEATH BENEFIT

  Contracts include a death benefit payable on the death of the Annuitant prior to annuitization that is the greater of (a) the Accumulated Value of the Contract, and (b) the purchase payments made under the Contract, adjusted for any prior partial withdrawals. See "Death Benefit Before Date of Maturity."

FREE-LOOK PROVISION

  An Owner may surrender the Contract for any reason during the "free-look period" and receive the following in cash: (1) the gross payments made if the Contract is an individual retirement annuity or the Contract is issued in Hawaii, Idaho, Missouri, Nebraska, North Carolina, Oklahoma, Oregon, South Carolina, Washington, West Virginia, Wisconsin, or Utah, or (2) the Accumulated Value of the Contract plus any deductions previously made from purchase payments for premium or similar taxes if the Contract is issued in any other state and is not an individual retirement annuity. In most cases, the "free-look period" is 10 days after the Contract's receipt, but there are exceptions. If the Contract is issued in Idaho or North Dakota, the free-look period is 20 days. If the Contract is issued in North Carolina, South Carolina, or Wisconsin, the free-look period is 31 days. Finally, if the Contract is issued in California to an Owner 60 years of age or older, the Owner may surrender the Contract within 30 days after its receipt, and, in that event, the gross purchase payments made will be refunded to the Owner.

                              THE VARIABLE ANNUITY

  A variable annuity is significantly different from a fixed annuity in that it is the Owner and Annuitant under a variable annuity who assume the risk of investment gain or loss rather than the insurance company. While under a fixed annuity the insurance company guarantees a specified interest rate for a period of time and specified monthly annuity payments, the amounts of annuity payments under a variable annuity are not guaranteed and will vary with the investment performance of the portfolio securities in the underlying Fund.

  Based upon the Owner's investment objective, the Owner directs the allocation of purchase payments and Accumulated Values among the subaccounts on a continuing basis. There can be no assurance that these investment objectives will be achieved.

             JHVLICO, JOHN HANCOCK, THE ACCOUNT AND THE SERIES FUND

JHVLICO AND JOHN HANCOCK

  JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, is authorized to transact a life insurance and annuity business in Massachusetts and all other states, except New York. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is a wholly-owned subsidiary of John Hancock, a mutual life insurance company chartered in Massachusetts in 1862. Its Home Office is at 200 Clarendon Street, Boston, Massachusetts 02117. It conducts a conventional life insurance business in all of the United States, the District of Columbia and Puerto Rico. John Hancock sells insurance policies and annuity contracts directly to customers or through a career agency system, banks, or broker/dealers. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connection with its business and John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

THE ACCOUNT

  The Account is a separate account established under Massachusetts law on June 15, 1994. The Account, although an integral part of JHVLICO, meets the definition of a "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

  The Account's assets are the property of JHVLICO and the obligations under the Contracts are the obligations of JHVLICO. Each Contract provides that the portion of the Account's assets equal to the reserves and other liabilities under the Contract with respect to the Account shall not be chargeable with liabilities arising out of any other business JHVLICO may conduct. In addition to the net assets and other liabilities for Contracts, the Account's assets include assets derived from charges made by JHVLICO and, possibly, funds contributed by JHVLICO to commence operation of the subaccounts or their predecessors. From time to time these additional assets may be transferred in cash by JHVLICO to its general account. Before making any such transfer, JHVLICO will consider any possible adverse impact the transfer might have on any subaccount.

  Income, gains and losses, whether or not realized, from assets allocated to the Account are, in accordance with the Contracts, credited to or charged against the Account without regard to other income, gains or losses of JHVLICO.

  There currently are twenty-three subaccounts in the Account: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market. The assets in each are invested in a separate class of shares issued by the Fund, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added and made available to Owners.

THE SERIES FUND

  The Fund is a "series" type of mutual fund which is registered under the 1940 Act as an open-end diversified management investment company and organized as a Massachusetts business trust. The Fund serves as the investment medium for the Account and other unit investment trust separate accounts established by John Hancock and by JHVLICO for variable life insurance policies and variable annuity contracts. A full description of the Fund, its investment objectives, policies and restrictions, its charges and expenses, and all other aspects of its operation is contained in the attached prospectus (which should be read carefully before investing) and the statement of additional information referred to therein, which should be read together with this prospectus. Among other items, note the description of the need to monitor events on the part of the Fund's Board of Trustees for possible conflicts between separate accounts and other consequences.

  The following is a brief summary of the investment objectives of each Portfolio.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

 Large Cap Value Portfolio

  The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Mid Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

 Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization companies.

 Diversified Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of medium capitalization growth companies.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 Small/Mid Cap CORE Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment.

 Small Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

 Small Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

 Global Equity Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, of both U.S. and foreign issuers.

 International Balanced Portfolio

  The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

 International Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI AEFE GDP Index.

 International Opportunities Portfolio

  The investment objective of this Portfolio is to provide capital appreciation through investments in common stocks of primarily well-established, non-United States companies.

 Emerging Markets Equity Portfolio

  The investment objective of this Portfolio is to achieve capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

 Short-Term Bond Portfolio

  The investment objective of this Portfolio is to provide a high level of current income consistent with a low degree of share price fluctuation through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations.

 Bond Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return and risk characteristics of the U.S. investment grade fixed income market, as represented by a Lehman Brothers bond index that tracks the performance of investment grade debt securities.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk through investment primarily in a diversified portfolio of freely marketable debt securities.

 Strategic Bond Portfolio

  The investment objective of this Portfolio is to provide total return consistent with moderate risk of capital and maintenance of liquidity, through a portfolio of domestic and international fixed income securities.

 High Yield Bond Portfolio

  The investment objective of this Portfolio is to provide high current income and capital appreciation with capital preservation through investing primarily in high yield (below investment grade) debt securities.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity, through investment in high quality money market instruments.


  John Hancock acts as the investment manager for the Fund. Independence Investment Associates, Inc. ("IIA"), an indirectly-owned subsidiary of John Hancock with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Managed, Growth & Income, Large Cap Growth, Real Estate Equity, and Short-Term Bond Portfolios. Independence International Associates, Inc., a subsidiary of IIA located at the same address as IIA, is a sub-investment adviser to the International Equity Index Portfolio.

  John Hancock Advisers, Inc., another directly-owned subsidiary of John Hancock , located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Small Cap Growth, Diversified Mid Cap Growth, and Sovereign Bond Portfolios.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and, its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. INVESCO Management & Research located at 101 Federal Street, Boston, MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver, CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC, of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 South LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.
  Goldman Sachs & Company, located at One New York Plaza, New York, New York 10004, is sub-investment adviser to the Small/Mid Cap CORE Portfolio. Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is the sub-investment adviser to the Global Equity Portfolio. Montgomery Asset Management, LLC, located at 101 California Street, San Francisco, California
 94111, is the sub-investment adviser to the Emerging Markets Equity Portfolio. Mellon Bond Associates, located at One Mellon Bank Center, Suite 4135,
Pittsburgh, Pennsylvania 15258, is the sub-investment adviser to the Bond Index Portfolio. Wellington Management Company, LLC, located at 75 State Street, Boston, Massachusetts 02109, is the sub-investment adviser to the High Yield Bond Portfolio.

  JHVLICO will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to the subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid. Any such distribution will result in a reduction in the value of the Fund shares of the Portfolio from which the distribution was made. The total net asset value of the Account will not change because of such distribution, however.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by JHVLICO for each subaccount based on, among other things, the amount of net purchase payments allocated to the subaccount, dividends and distributions reinvested, transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date.

                    CHARGES UNDER VARIABLE ANNUITY CONTRACTS

CHARGES FOR MORTALITY AND EXPENSE RISKS

  While the variable annuity payments to Annuitants will vary in accordance with the investment performance of the Account, the amount of such payments will not be decreased because of adverse mortality experience of Annuitants as a class or because of an increase in actual expenses of JHVLICO over the expense charges provided for in the Contracts. JHVLICO assumes the risk that Annuitants as a class may live longer than expected

(necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses. JHVLICO also provides a minimum death benefit upon the death of the Annuitant.

  In return for the assumption of these mortality and expense risks, JHVLICO charges the Account daily 0.001233% (0.45% on an annual basis) of the current value of Account net assets for mortality risks and 0.000822% (0.30% on an annual basis) for expense risks. JHVLICO reserves the right to revise the proportionate amounts of the charge as between mortality risks and expense risks, should estimates change. Nevertheless, the aggregate charge will not exceed 0.75% on an annual basis.

CHARGES FOR ADMINISTRATIVE SERVICES

  JHVLICO maintains an account for each Owner and Annuitant and makes all disbursements of benefits. JHVLICO also furnishes such administrative and clerical services, including the calculation of Accumulation Share values and the values and interests determined thereby, as are required for each subaccount. JHVLICO makes disbursements from Account funds to pay obligations chargeable to the Account and maintains the accounts, records, and other documents relating to the business of the Account required by regulatory authorities.

  For these and other administrative services, JHVLICO makes a daily charge to the Account of 0.000685% (0.25% on an annual basis) of the current value of its net assets and assesses, during the Accumulation Period, a contract fee of $30 on Contracts having an Accumulated Value of less than $10,000. The contract fee will be deducted at the beginning of each Contract Year after the first and at a full surrender during a Contract Year. JHVLICO reserves the right to increase this fee up to a maximum of $50 subject to state regulations. The contract fee will be deducted from each subaccount and the Fixed Account in the same proportion that the Accumulated Value of the Contract in that subaccount or Fixed Account bears to the full Accumulated Value of the Contract. However, the portion of the contract fee allocated to the Fixed Account will not be deducted from the Fixed Account to the extent it would result in an accumulation of purchase payments or other amounts allocated to the Fixed Account at less than the guaranteed minimum rate of 3 percent. In such cases, the unpaid portion of the contract fee allocable to the Fixed Account will be deducted proportionally
from the subaccounts, if any.     VARIATIONS IN CHARGES

  In the future, JHVLICO may allow a reduction in or the elimination of the charges for mortality and expense risks, the administrative services charge, or the annual contract fee assessed on Contracts sold to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such Contracts or the costs associated with administering or maintaining such Contracts.

  The entitlement to such a reduction in or elimination of charges and fees will be determined by JHVLICO based upon factors such as the following: (1) the size of the initial purchase payment, (2) the size of the group or class, (3) the total amount of purchase payments expected to be received from the group or class and the manner in which purchase payments are remitted, (4) the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, or (5) the purpose for which the Contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced.

  JHVLICO will make any reduction in charges or fees according to its own rules in effect at the time an application for a Contract is approved. JHVLICO reserves the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

PREMIUM OR SIMILAR TAXES

  Several states and local governments impose a premium or similar tax on annuities. Currently, such taxes range from 0% to 5% of the Accumulated Value applied to an Annuity Option. Ordinarily, any state-imposed premium or similar tax will be deducted from the Accumulated Value of the Contract only at the time of annuitization.

  For Contracts issued in South Dakota and Kentucky, however, JHVLICO pays a tax on each premium payment at the time it is made. JHVLICO will deduct a charge for these taxes from the Accumulated Value of the Contract at the time of annuitization, death, surrender, or withdrawal. Such a charge is equal to the applicable premium tax percentage stated above times the amount of Accumulated Value that is applied to an Annuity Option, surrendered, withdrawn, or at death. The net economic effect of this procedure is not significantly different than if JHVLICO deducted the premium tax from each premium payment when received.

  The charges described above (exclusive of taxes) and the Contracts' annuity purchase rates will apply for the duration of each Contract and, except as noted above, will not be increased by JHVLICO. However, these charges do not include all of the expenses which may be incurred for the account of Owners and Annuitants. Additional charges may be made directly to the Account for taxes, if any, based on the income of, capital gains of, assets in, or the existence of, the Account and interest on funds borrowed. In addition, JHVLICO reserves the right to deduct premium taxes from premiums when paid. Moreover, the Account purchases and redeems shares of the Fund at net asset value, a value which reflects the deduction from the assets of the Fund of its investment management fee and of certain operating expenses described briefly under "Summary Information."

                                  THE CONTRACTS

  The descriptions herein are based on certain provisions of the Contracts offered by this Prospectus. Reference should be made to the actual Contracts and to the terms and limitations of any tax qualified plan which is to be funded by such Contracts. Tax qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted thereby.

PURCHASE OF CONTRACTS

  Any person wishing to purchase a Contract may submit an application and an initial purchase payment to JHVLICO, as well as any other form or information that JHVLICO may require. If the application is complete and the Contract applied for is suitable, the Contract will be issued and thereafter delivered directly to the Owner. If the completed application is received in proper order, the initial purchase payment accompanying the completed application is applied within two business days after receipt. If an initial purchase payment is not applied within five business days after receipt, it will be refunded unless JHVLICO has received the consent of the applicant to retain the purchase payment until receipt of information necessary to complete the issuance of the Contract.

  The initial purchase payment must be at least $5,000 ($2,000 for individual retirement accounts) or $1,000 if made pursuant to an annuity direct deposit program and subsequent payments must be at least $50 in amount, except where otherwise permitted by JHVLICO. Maximum payments to any one subaccount in a single Contract Year are $500,000 less any amount previously transferred into such subaccount in such year. Maximum payments to the Fixed Account in a single Contract Year, exclusive of the initial premium, is $100,000 less any amount previously transferred into the Fixed Account in such year. Increases in purchase payments beyond the foregoing limits may be made only with JHVLICO's written consent. While the Annuitant is living and the Contract is in force, purchase payments may be made at any time before maturity, except that no new purchase payments may be made after the Annuitant's 85th birthday. These limits may be waived by JHVLICO.

ANNUITY DIRECT DEPOSIT PROGRAM

  The Annuity Direct Deposit ("ADD") Program is a program pursuant to which purchase payments are automatically paid from the Owner's checking account on a specified day each month. The minimum monthly payment for the ADD program is $50. The Owner has the right to change the monthly payment amount or discontinue the service at any time by telephoning JHVLICO at 800-741-8184.

                             THE ACCUMULATION PERIOD

ALLOCATION OF PURCHASE PAYMENTS (ACCUMULATION SHARES)

  Net purchase payments are allocated by JHVLICO to any one or more of the subaccounts or the Fixed Account or allocated among the subaccounts and the Fixed Account in the proportion specified in the application for the Contract or as directed by the Owner from time to time. Any change in the election will be effective as to purchase payments made after the receipt by JHVLICO at its Service Center of notice in form satisfactory to JHVLICO.

  Each net purchase payment allocated to a subaccount purchases Accumulation Shares of that subaccount at the value of such shares next determined after the receipt of such net purchase payment at the Service Center of JHVLICO. See "Variable Account Valuation Procedures." The number of Accumulation Shares of a subaccount purchased with a specific purchase payment will be determined by dividing the net purchase payment by the value of an Accumulation Share in that subaccount when the net purchase payment is applied. The value of the Accumulation Shares so purchased will vary in amount thereafter, depending upon the investment performance of the subaccount and the charges and deductions made against the subaccount.

VALUE OF ACCUMULATION SHARES

  At any date prior to a Contract's maturity date, the total value of the Accumulation Shares in a subaccount which have been credited to a Contract can be computed by multiplying the number of such Accumulation Shares by the appropriate Accumulation Share Value in effect for such date.

TRANSFERS TO AND FROM SUBACCOUNTS

  Not more often than twelve times in each Contract Year, without JHVLICO's prior approval, and not on or within 30 days prior to the date of maturity, the Owner may elect to transfer all or any part of the Accumulation Shares or Annuity Units credited to a Contract from one subaccount to another. Maximum transfers into any one subaccount in a single Contract Year is $500,000 less premiums previously deposited into such subaccount in such Contract Year. Any such transfer will result in the redemption and purchase of Accumulation Shares or Annuity Units, whichever is applicable, on the basis of the respective values next determined after receipt of notice satisfactory to JHVLICO at its Service Center. (For Fixed Account transfers, see "Appendix--Fixed Account and Fixed Account Value.") A transfer pursuant to the dollar-cost averaging feature discussed below counts toward the twelve transfers per year.

  An Owner may request a transfer in writing or, once a written telephone transfer authorization form is completed by the Owner, the Owner may request a transfer by telephoning JHVLICO at 800-741-8184 or sending a written request via the

JHVLICO fax machine at 888-553-4732. Any written request should include the Owner's name, daytime telephone number, and Contract number as well as the names of the subaccounts from which and to which money will be transferred. JHVLICO reserves the right to modify, suspend, or terminate telephone transfers at any time without notice to the Owners. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transfers will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone transfer instructions which JHVLICO reasonably believes to be genuine, unless such loss, expense or cost is the result of JHVLICO's mistake or negligence. JHVLICO employs procedures which provide safeguards against the execution of unauthorized transfers, and which are reasonably designed to confirm that transfer instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

DOLLAR-COST AVERAGING

  The Owner may elect to have automatically transferred on a monthly, quarterly, semi-annual or annual basis, at no cost, part of the Accumulation Shares credited to any variable subaccount into one or more of the other variable subaccounts. The minimum amount of each transfer is $250. Automatic transfers into the Fixed Account are not permitted. To begin the program, the Accumulated Value of the Contract must be at least $20,000. The program continues until the earlier of 12, 24, or 36 (as chosen by the Owner) months or full liquidation of the variable subaccount from which the monies are being transferred. Transfers may be made via telephone or facsimile machine provided a telephone authorization form has been completed by the Owner. JHVLICO reserves the right to terminate the Dollar-Cost Averaging program at any time.

SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS

  Prior to its date of maturity, if the Annuitant is living, a Contract may be surrendered for a cash payment representing all or part of the total Accumulated Value of the Contract. The appropriate number of Accumulation Shares will be redeemed at their value next determined after the receipt by JHVLICO at its Service Center of notice in form satisfactory to JHVLICO. Unless directed otherwise by the Owner, that portion of the Accumulated Value of the Contract redeemed in a partial withdrawal will be redeemed in each subaccount and in the Fixed Account in the same proportion as the Accumulated Value of the Contract is then allocated among the subaccounts and the Fixed Account. The redemption value may be more or less than the net purchase payments applied under the Contract to purchase the Accumulation Shares, depending upon the market value of the Fund shares held in the subaccount at the time. The cash payment the Owner will receive will be equal to the Accumulated Value minus any unpaid contract fees. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. As described under "Miscellaneous Provisions--Deferment of Payment," however, redemption and payment may be delayed under certain circumstances. See "Federal Income Taxes" for possible adverse tax consequences of certain surrenders and partial withdrawals.

  Any request for a surrender or partial withdrawal should be mailed to the Service Center, P.O. Box 9116, Boston, MA 02205-8654.

  A partial withdrawal is not permitted in an amount less than $100 or if the total Accumulated Value of a Contract remaining after the withdrawal would be less than $1,000. A partial withdrawal is not a loan and, once made, cannot be repaid.

  In the event the Accumulated Value of the Contract becomes zero, the Contract will terminate.

SYSTEMATIC WITHDRAWAL

  The Owner may elect to participate in a systematic withdrawal plan, which enables the Owner to pre-authorize a periodic exercise of the contractual withdrawal rights described above. Owners entering into such a plan instruct JHVLICO to withdraw a level dollar amount from the Contract on a monthly, quarterly, semi-annual, or annual basis. The amount deducted will result in the cancellation of Accumulation Shares from each applicable subaccount in the ratio that the value of each subaccount bears to the total Accumulated Value. Currently, systematic withdrawal is available to Owners who have a Contract Value of $25,000 or more. The Company reserves the right to modify the eligibility rules or other terms and conditions of this program at any time, without notice. The minimum withdrawal is $100. The systematic withdrawal will terminate upon cancellation by the Owner or in the event that the Accumulated Value of the Contract becomes $5,000 or less. Systematic withdrawal is not available to Contracts participating in the Dollar-Cost Averaging program. There may be tax consequences associated with the systematic withdrawal plan. (See "Federal Income Taxes.")

DEATH BENEFIT BEFORE DATE OF MATURITY

  If the Annuitant dies before the date of maturity or the surrender or termination of a Contract, a death benefit is payable. The death benefit will be the greater of (a) the Accumulated Value of the Contract next determined following receipt at the Service Center of JHVLICO of due proof of death, together with any required instructions as to method of settlement and (b) the amount of the purchase payments made under the Contract reduced by all prior partial withdrawals.

  Payment of the death benefit will be made in a single sum to the beneficiary designated by the Owner prior to the Annuitant's death unless an optional method of settlement has been elected by the Owner. If an optional method of settlement has not been elected by the Owner, the beneficiary may elect an optional method of settlement in lieu of a single sum. No deduction is made for sales or other expenses upon such election. Payment will be made in a single sum in any event if the death benefit is less than $5,000. See "Annuity Period--Annuity Options." If there is no surviving beneficiary, the Owner, or his or her estate is the beneficiary.

  The Code requires certain distribution provisions to be included in any Contract used to fund other than a tax qualified plan (See "Federal Income Taxes"). Failure to include the required distribution provisions results in the Contract not being treated as an annuity for Federal tax purposes. The Code imposes comparable distribution requirements for Contracts used to fund tax qualified plans. These required provisions for tax qualified plans will be reflected by means of separate disclosures and endorsements furnished by JHVLICO to Owners.

  The Code distribution requirements are expected to present no practical problems when the Annuitant and Owner are the same person. Nevertheless, all Owners of Contracts not used to fund a tax qualified plan and IRA Contract Owners should be aware that the following distribution requirements are applicable notwithstanding any provision to the contrary in the Contract (or in this prospectus) relating to payment of the death benefit or death of the Annuitant.

  If the Owner dies on or after annuity payments have begun, any remaining benefit must be paid out at least as rapidly as under the method of making annuity payments then in effect. If the Owner dies before annuity payments have begun: (a) if the beneficiary is the surviving spouse of the Owner, the beneficiary may continue the Contract in force as Owner; or (b) if the beneficiary is not the surviving spouse of the Owner, or if the beneficiary is the surviving spouse of the Owner but does not choose to continue the Contract, the entire interest in the Contract on the date of death of the Owner must be:
(i) paid out in full within 5 years of the Owner's death, or (ii) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within 1 year of the Owner's death.

  The Code imposes comparable distribution requirements on tax qualified plans.

  If the Owner is not the Annuitant, "the entire interest in the Contract on the date of death of the Owner" is equal to the Surrender Value if paid out in full within five years of the Owner's death, or is equal to the Accumulated Value if applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of the Owner's death.

  Note that "the entire interest in the Contract on the date of death of the Owner" which is payable if the Owner dies before annuity payments have begun may be an amount less than the death benefit which would have been payable if the Annuitant had died instead. Note also that notice should be furnished promptly to JHVLICO upon the death of the Owner.

                               THE ANNUITY PERIOD

  During the annuity period, the total value of any one Contract must be allocated among no more than four "accounts" (i.e., the subaccounts and/or the Fixed Account). Amounts allocated to the Fixed Account will provide annuity payments on a fixed basis; amounts allocated to the subaccounts will provide annuity payments on a variable basis. If more than four accounts are being used on the maturity date, JHVLICO will divide the total Accumulated Value of the Contract proportionately among the four accounts with the largest Accumulated Values. Only variable annuity payments are described in this prospectus.

  Annuity payments will commence on the date of maturity of the Contract if the Annuitant is then living and the Contract is then in force. Each Contract will provide at the time of its issuance for a Life Annuity with Ten Years Certain. Under this form of annuity, variable annuity payments are made monthly to the Annuitant for life and, if the Annuitant dies within ten years after the date of maturity of the Contract, the payments remaining in the ten-year period will be made to the contingent payee, subject to the terms of any supplementary agreement issued. (NOTE: The terminology used in a supplementary agreement may differ from that used in a Contract. For example, in a supplementary agreement, the term "payee" may be used to refer to the Annuitant or to some other person named by the Annuitant or the Owner to receive payments under the supplementary agreement in the event of the Annuitant's death, and the term "contingent payee" may be used to refer to the beneficiary.) A different form of annuity may be elected by the Owner, as described in "Annuity Options," prior to the date of maturity of the Contract. Once a given form of annuity takes effect, it may not be changed.

  If the initial monthly annuity payment under a Contract would be less than $50, JHVLICO may make a single sum payment equal to the total Surrender Value of the Contract on the date the initial payment would be payable, in place of all other benefits, or, if agreed to by the Owner, make periodic payments at quarterly, semi-annual or annual intervals in place of monthly payments.

  Each Contract specifies the date of maturity at the time of its issuance as the Annuitant's 85th birthday. The Owner may subsequently elect a different date of maturity, however. Unless otherwise permitted by JHVLICO, such subsequently elected date may be no earlier than twelve months after the date the first payment is applied to the Contract, nor later than the Annuitant's 85th birthday. The election is made by written notice received by JHVLICO at its Service Center before the provisional date of maturity and at least 31 days prior to the date of maturity. Particular care should be taken in electing the date of maturity of Contracts issued under individual retirement annuity contract plans. (See "Federal Income Taxes.")

VARIABLE MONTHLY ANNUITY PAYMENTS

  Variable monthly annuity payments under a Contract are determined by converting each subaccount's Accumulation

Shares credited to the Contract (less any applicable premium tax) into the respective Annuity Units of each subaccount on the date of maturity of the Contract or some other date elected for commencement of variable annuity payments. See "Calculation of Annuity Units."

  The amount of each annuity payment after the first payment will depend on the investment performance of the subaccounts being used. If the actual net investment return (after deducting all charges) of a subaccount during the period between the dates for determining two monthly payments based on that subaccount exceeds the "assumed investment rate" (explained below), the latter monthly payment will be larger than the former. On the other hand, if the actual net investment return is less than the assumed investment rate, the latter monthly payment will be smaller than the former.

ASSUMED INVESTMENT RATE

  The assumed investment rate for all Contracts will be3 1/2% per year except as provided below. The assumed investment rate is significant in determining the amount of the initial variable monthly annuity payment and the amount by which subsequent variable monthly payments are more or less than the initial variable monthly payment.

  Where applicable state law so provides, an Owner may elect a variable annuity option with a different assumed investment rate, not in excess of 6%, if such a rate is made available by JHVLICO in the Owner's state. Election of a higher assumed investment rate produces a larger initial annuity payment but also means that eventually the monthly annuity payments would be smaller than if a lower assumed investment rate had been elected.

CALCULATION OF ANNUITY UNITS

  Accumulation Shares are converted into Annuity Units by first multiplying the number of each subaccount's Accumulation Shares credited to the Contract on the date of conversion by the appropriate Accumulation Share Value as of ten calendar days prior to the date the initial variable monthly annuity payment is due. For each subaccount the resulting value (less any applicable premium tax) is then multiplied by the applicable annuity purchase rate, which reflects the age and possibly sex of the Annuitant and the assumed investment rate, specified in the Contract. This computation determines the amount of each subaccount's initial monthly variable annuity payment to the Annuitant. The number of each subaccount's Annuity Units to be credited to the Contract is then determined by dividing the amount of each subaccount's initial variable monthly annuity payment by each subaccount's Annuity Unit Value as of ten calendar days prior to the date the initial payment is due.

ANNUITY OPTIONS

  The Owner may elect an Annuity Option during the lifetime of the Annuitant by written notice received by JHVLICO at its Service Center prior to the date of maturity of the Contract. If no option is selected, Option A with Ten Years Certain will be used. A beneficiary entitled to payment of a death benefit in a single sum may, if no election has been made by the Owner prior to the Annuitant's death, elect an Annuity Option by written notice received by JHVLICO at its Service Center prior to the date the proceeds become payable. The Owner may also elect that the Surrender Value be applied to an Annuity Option at the time of a full surrender of a Contract that has been outstanding for at least 6 months. No option may be elected if the Accumulated Value of the Contract to be applied is less than $5,000 or the amount of the first monthly payment would be less than $50. Among the options available are the following two basic Annuity Options.

OPTION A: LIFE ANNUITY WITH FIVE, TEN OR TWENTY YEARS CERTAIN

  Variable monthly payments will be made for a designated period of 5, 10 or 20 years and thereafter as long as the payee lives, with the guarantee that if the payee dies prior to the end of the 5, 10 or 20 year period, whichever is applicable, payments will continue for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplementary agreement issued.

OPTION B: LIFE ANNUITY WITHOUT REFUND

  Variable monthly payments will be made to the payee as long as he lives. No minimum number of payments is guaranteed.

OTHER CONDITIONS

  JHVLICO reserves the right at its sole discretion to make available to Owners and other payees optional methods of payment in addition to the Annuity Options described in this Prospectus and the applicable Contract.

  Federal income tax requirements currently applicable to individual retirement annuity plans provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  If the Owner dies on or after annuity payments have begun, any remaining benefit must be paid out at least as rapidly as under the method of making annuity payments then in effect.

                      VARIABLE ACCOUNT VALUATION PROCEDURES

VALUATION DATE--A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. On any date other than a Valuation Date, the Accumulation Share Value or Annuity Unit Value will be the same as that on the next following Valuation Date.

VALUATION PERIOD--A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

ACCUMULATION SHARE VALUE--The Accumulation Share Value is calculated separately for each subaccount. The value of one Accumulation Share on any Valuation Date is determined for each subaccount by multiplying the immediately preceding Accumulation Share Value by the applicable Net Investment Factor for the Valuation Period ending on such Valuation Date.

ANNUITY UNIT VALUE--The Annuity Unit Value is calculated separately for each subaccount. The value of one Annuity Unit on any Valuation Date is determined for each subaccount by first multiplying the immediately preceding Annuity Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such date and then multiplying this product by an adjustment factor which will neutralize the assumed investment rate used in determining the amounts of annuity payable. The adjustment factor for a Valuation Period of one day for Contracts with an assumed investment rate of3 1/2% per year is .99990575. The assumed investment rate is neutralized by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the subaccount exceeds3 1/2% per year and will decrease only if it is less than3 1/2% per year.

NET INVESTMENT FACTOR--The Net Investment Factor for each subaccount for any Valuation Period is equal to 1 plus the applicable net investment rate for such Valuation Period. A Net Investment Factor may be more or less than 1. The net investment rate for each subaccount for any Valuation Period is equal to (a) the accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such Valuation Period less (b) the sum of a deduction for any applicable income taxes and, for each calendar day in the Valuation Period, a deduction of 0.002740% of the value of each subaccount at the beginning of the Valuation Period, the result then being divided by (c) the value of the total net assets of each subaccount at the beginning of the Valuation Period.

ADJUSTMENT OF UNITS AND VALUES--JHVLICO reserves the right to change the number and value of the Accumulation Shares or Annuity Units or both credited to any Contract, without the consent of the Owner or any other person, provided strict equity is preserved and the change does not otherwise affect the benefits, provisions or investment return of the Contract.

                            MISCELLANEOUS PROVISIONS

RESTRICTION ON ASSIGNMENT

  In order to qualify for favorable tax treatment, certain Contracts may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person, unless the Owner is the trustee of a trust described in Section 401(a) of the Code. Because an assignment, pledge or other transfer may be a taxable event an Owner should consult a competent tax adviser before taking any such action.

DEFERMENT OF PAYMENT

  Payment of the value of any Accumulation Shares in a single sum upon a surrender or partial withdrawal will ordinarily be made within seven days after receipt of the written request therefor by JHVLICO at its Service Center. However, redemption may be suspended and payment may be postponed at times (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal of securities in a subaccount is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of a subaccount or (d) when a governmental body having jurisdiction over the Account by order permits such suspension. Rules and regulations of the Securities and Exchange Commission, if any are applicable, will govern as to whether conditions described in (b) or (c) exist.

RESERVATION OF RIGHTS

  JHVLICO reserves the right to add or delete subaccounts, to change the underlying investments of any subaccount, to operate the Account in any form permitted by law and to terminate the Account's registration under the 1940 Act if such registration should no longer be legally required. Certain changes may, under applicable laws and regulations, require notice to or approval of Owners. Otherwise, changes do not require such notice or approval.

OWNER AND BENEFICIARY

  The Owner has the sole and absolute power to exercise all rights and privileges under the Contract, except as otherwise provided by the Contract or by written notice of the Owner. The Owner and the beneficiary are designated in the application and may be changed by the Owner, effective upon receipt of written notice at the Service Center, subject to the rights of any assignee of record, any action taken prior to receipt of the notice and certain other conditions. While the Annuitant is alive, the Owner may be changed by written notice. The beneficiary may be changed by written notice no later than receipt of due proof of the death of the Annuitant. The change will take effect whether or not the Owner or the Annuitant is then alive.

                              FEDERAL INCOME TAXES

THE ACCOUNT AND JHVLICO

  JHVLICO is taxed as a life insurance company under the Code. The Account is part of JHVLICO's total operations and is not taxed separately as a "regulated investment company" or otherwise.

  The Contracts permit JHVLICO to charge against the Account any taxes, or provisions for taxes, attributable to the operation or existence of the Contracts or the Account. No specific charge is currently made against the Account for any such taxes. JHVLICO pays such taxes out of its general account assets which may consist of, among other things, proceeds derived from mortality and expense risk charges deducted from the Account. Currently, JHVLICO does not anticipate making a separate charge for income and other taxes because of the level of such taxes. If the level of current tax is increased, or is expected to increase in the future, JHVLICO reserves the right to make such a charge in the future.

  JHVLICO assumes no responsibility for determining whether a particular retirement plan satisfies the applicable requirements of the Code.

CONTRACTS PURCHASED OTHER THAN TO FUND A TAX QUALIFIED PLAN

 The Owner or Other Payee

  The Contracts are considered annuity contracts under Section 72 of the Code. Currently no Federal income tax is payable on increases in Contract Value until payments are made to the Owner or other payee under such Contract. However, a Contract owned other than by a natural person is not generally an annuity for tax purposes and any increase in value thereunder is taxable as ordinary income as accrued.

  When payments under a Contract are made in the form of an annuity, the amount of each payment is taxed to the Owner or other payee as ordinary income to the extent that such payment exceeds an allocable portion of the Owner's "investment in the contract" (as defined in the Code). In general, an Owner's "investment in the contract" is the aggregate amount of purchase payments made by the Owner, reduced by any amounts previously distributed from the Contract that were not subject to tax. The portion of each variable annuity payment to be excluded from income is determined by dividing the "investment in the contract," adjusted by any refund feature, by the number of periodic payments anticipated during the time that periodic payments are to be made. In the case of a fixed annuity payment, the amount to be excluded in each year is determined by dividing the "investment in the contract," adjusted by any refund feature, by the amount of "expected return" during the time that periodic payments are to be made, and then multiplying by the amount of the payment."

  When a payment under a Contract is made in a single sum, the amount of the payment is taxed as ordinary income to the Owner or other payee to the extent it exceeds the Owner's "investment in the contract."

 Partial Withdrawals Before Annuity Starting Date

  When a payment under a Contract, including a payment under a systematic withdrawal plan, is less than the amount that would be paid upon the Contract's complete surrender and such payment is made prior to the commencement of annuity payments under the Contract, part or all of the payment (the partial withdrawal) may be taxed to the Owner or other payee as ordinary income.

  On the date of the partial withdrawal, if the cash value of the Contract is greater than the investment in the Contract, any part of such excess value so withdrawn is subject to tax as ordinary income.

  If an individual assigns or pledges any part of the value of a Contract, the value so pledged or assigned is taxed as ordinary income to the same extent as a partial withdrawal.

 Penalty for Premature Withdrawals

  In addition to being included in ordinary income, the taxable portion of any withdrawal may be subject to a 10-percent penalty tax. The penalty tax does not apply to payments made to the Owner or other payee after the Owner attains age59 1/2, or on account of the Owner's death or disability. If the withdrawal is made in substantially equal periodic payments over the life of the Annuitant or other payee or over the joint lives of the Annuitant and the Annuitant's beneficiary the penalty will also not apply.

DIVERSIFICATION REQUIREMENTS

  Each of the Portfolios of the Fund intends to qualify as a regulated investment company under Subchapter M of the Code and will have to meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. The Treasury Department and the Internal Revenue Service may, at some future time, issue a ruling or a regulation presenting situations in which it will deem "investor control" to be present over the assets of the underlying Portfolios, causing the Owner to be taxed currently on income credited to the Contracts. In such a case, JHVLICO reserves the right to amend the Contract or the choice of underlying Portfolios to avoid current taxation to the Owners.

CONTRACTS PURCHASED UNDER INDIVIDUAL RETIREMENT ANNUITY PLANS (IRA)

  In general, the maximum amount of purchase payments deductible each year with respect to an individual retirement annuity contract (as defined in Section 408 of the Code) issued on the life of an eligible purchaser is the lesser of $2,000 or 100% of compensation includible in gross income. A person may also purchase a contract for the benefit of his or her spouse (including for example a homemaker who does not work outside the home). Where an individual elects to deduct amounts contributed on his or her own behalf and on behalf of a spouse, the maximum amount of purchase payments deductible is $2,000 for each spouse if their combined compensation is at least equal to the contributed amount. However, not more than $2,000 can be allocated to either person's account. If an individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual is permitted to make a deductible purchase payment only if the adjusted gross incomes of the individual and his or her spouse are below certain amounts.

  No deduction is allowed for purchase payments made in or after the taxable year in which the Owner has attained the age of

70 1/2 years nor is a deduction allowed for a "rollover contribution" as defined in the Code.

  When payments under a Contract are made in the form of an annuity, or in a single sum such as on surrender of the Contract or by partial withdrawal, the payment is taxed as ordinary income.

  IRS required minimum distributions must begin no later than April 1 of the year following the year in which the Owner attains age70 1/2. The Owner may incur adverse tax consequences if a distribution on surrender of the Contract or by partial withdrawal is made prior to his attaining age59 1/2, except in the event of his death or total disability or certain other circumstances.

  Certain tax laws require 20% withholding on certain distributions from individual retirement annuity contract plans. An Owner wishing to rollover his entire distribution should have it paid directly to the successor plan. Otherwise, the Owner's distribution may be reduced by the 20% mandatory income tax. Consult a qualified tax adviser before taking such a distribution.

CONTRACTS PURCHASED UNDER NON-DEDUCTIBLE IRAS (ROTH IRAS)

  In general, for years after 1997, an individual may make purchase payments of up to $2,000 each year for a new type of non-deductible IRA, known as a ROTH IRA. This $2,000 maximum on purchase payments applies to all of an individual's annual IRA contributions (deductible and non-deductible), except for reliever contributions. The maximum amount that can be made to a ROTH IRA is phased out for adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing jointly, and between $0 and $15,000 in the case of married taxpayers filing separately.

  "Qualified distributions" for ROTH IRAs are not includible in gross income or subject to the penalty tax on early withdrawals. As defined in Section 408A of the Code, a qualified distribution requires that the individual has held the ROTH IRA for at least five years and, in addition, that the distribution is made after the individual reaches age 59-1/2, on the individual's death or disability, or to a qualified first-time home purchaser, subject to a $10,000 lifetime maximum, for the individual, a spouse, a child, a grandchild, or an ancestor. Non-qualified distributions are treated as being made from contributions first. When all distributions exceed the amount of contributions, the excess is includible in gross income. The age 70-1/2 pre-death distribution rules do not apply to ROTH IRAs.

  An individual may make a rollover contribution from a non-ROTH IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income on a previously deductible IRA contribution. For rollovers in 1998, the individual may pay that tax ratably in 1998 and over the succeeding three years. There are no similar limitations on rollovers from a ROTH IRA to another ROTH IRA.

WITHHOLDING OF TAXES

  JHVLICO is obligated to withhold taxes from certain payments unless the recipient elects otherwise. The withholding rate varies depending upon the nature and the amount of the distribution. JHVLICO will notify the Owner or other payee in advance of the first payment of his or her right to elect out of withholding and furnish a form on which the election may be made. Any election must be received by JHVLICO in advance of the payment in order to avoid withholding.

SEE YOUR OWN TAX ADVISER

  The above description of Federal income tax consequences of owning a Contract is only a brief summary and is not intended as tax advice. Nor does it include a discussion of Federal estate and gift tax or state tax consequences. Tax laws and regulations are subject to change and such changes may be retroactive. Anything less than full compliance with the applicable rules can have adverse tax consequences. For example, premature withdrawals are generally subject to a 10-percent penalty tax. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information a prospective purchaser should consult a qualified tax adviser.

                                   PERFORMANCE

  The Account may, from time to time, advertise certain performance information with respect to its subaccounts. THE PERFORMANCE INFORMATION IS BASED ON HISTORICAL INVESTMENT EXPERIENCE OF THE SUBACCOUNTS AND DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

  The subaccounts may include total return in advertisements. When a subaccount advertises its total return, it will usually be calculated for one year, five years, and ten years or for the life of the applicable portfolio. Total return is the percentage change between the value of a hypothetical investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period. Total return at the Account level reflects all Contract charges (other than premium tax charges)--mortality and expense risk charges, administrative service charge, and the annual contract fee--and is therefore lower than total return at the Fund level where no comparable charges have been deducted. Because the Contracts have not yet been offered, a total return figure does not necessarily correspond to the total return actually earned by any Contract Owner.

  The Money Market Subaccount may advertise "current yield" and "effective yield." Current yield refers to the income earned by the subaccount over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested in the subaccount and thus compounded in the course of a 52-week period. The effective yield will be slightly higher than the current yield because of this compounding effect of the assumed reinvestment.

  The other subaccounts may also advertise current yield. For these subaccounts, the current yield will be calculated by dividing the annualization of the income earned by the subaccount during a recent thirty-day period by the maximum offering price per unit at the end of such period. In all cases, current yield and effective yield reflect the recurring charges on the Account level including the annual contract fee but do not reflect any premium tax charge.

  Performance information for the subaccounts may be compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service which monitors and ranks the performance of investment companies, or tracked by other rating services, companies, publications, or persons who independently monitor and rank investment company performance. Performance figures are calculated in accordance with standardized methods established by each reporting service.

                                STATE REGULATION

  JHVLICO is subject to the provisions of the Massachusetts insurance laws applicable to stock life insurance companies and to regulation and supervision by the Massachusetts Commissioner of Insurance. JHVLICO is also subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

                                     REPORTS

  Reports will be furnished at least annually to an Owner showing the number and value of Accumulation Shares credited to the variable annuity contract and containing the financial statements of the Fund.

                                VOTING PRIVILEGES

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding Portfolios of the Fund. JHVLICO will vote the shares of each of the Portfolios of the Fund which are deemed attributable to qualifying variable annuity contracts and variable life insurance policies at meetings of the Fund's shareholders in accordance with instructions received from owners of such contracts or policies. Shares of the Fund held in the Account which are not attributable to such contracts or policies and those for which instructions from owners are not received will be represented by JHVLICO at the meeting and will be voted for and against each matter in the same proportion as the votes based upon the instructions received from the owners of all such contracts and policies.

  The number of Fund shares held in each subaccount deemed attributable to each owner is determined by dividing a Contract's Accumulation Share Value (or for a Contract under which annuity payments have commenced, the equivalent) in the subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Fund's meeting.

  Owners of Contracts may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of the Fund's investment management agreement and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by JHVLICO in order that voting instructions may be given.

                CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE

  The voting privileges described in this prospectus are afforded based on JHVLICO's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, JHVLICO reserves the right to proceed in accordance with any such revised requirements. JHVLICO also reserves the right, subject to compliance with applicable law, including approval of Owners if so required, to transfer assets determined by JHVLICO to be associated with the class of contracts to which the Contracts belong from the Account to another separate account or subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions.

                                  LEGAL MATTERS

  The legal validity of the Contracts has been passed upon by Sandra M. DaDalt, Counsel for JHVLICO.

                          DISTRIBUTION OF THE CONTRACTS

  John Hancock Distributors, Inc. ("Distributors"), a wholly owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer with the Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Distributors is the principal underwriter and distributor of the Contracts, pursuant to a distribution agreement it has entered into with John Hancock and JHVLICO.

                            IMPACT OF YEAR 2000 ISSUE

  The advent of the Year 2000 presents a technological challenge to JHVLICO. In close cooperation with John Hancock Mutual Life Insurance Company, its ultimate parent, JHVLICO has developed a plan to modify or replace significant portions of JHVLICO's computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and thereafter.
  The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact JHVLICO's systems. JHVLICO presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of JHVLICO.

  JHVLICO expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated.

                             REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Securities and Exchange Commission. More details may be obtained from the Commission upon payment of the prescribed fee.

                                     EXPERTS

  The financial statements of JHVLICO and the Account included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, whose reports thereon appear in the Statement of Additional Information and have been so included in reliance on their reports given on their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

  Financial statements of JHVLICO and the Account may be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the Contracts.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                           Cross Reference to
                                   Page   Page in Prospectus
                                   ----  -------------------
Business History . . . . . . . .    1              7
Distribution Agreement and Other
 Services. . . . . . . . . . . .    1            18, 9
Distribution Agreement . . . . .    1             18
Investment Advisory Agreement. .    1              9
Custodian Agreement. . . . . . .    2             --
Independent Auditors . . . . . .    2             18
Calculation of Performance Data.    3             17
Calculation of Annuity Payments.    4             14
Financial Statements . . . . . .    6             18

  Because of exemptive and exclusionary provisions, interests in JHVLICO's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and JHVLICO has been advised that the staff of the Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

              APPENDIX--THE FIXED ACCOUNT AND FIXED ACCOUNT VALUE

INVESTMENTS IN THE FIXED ACCOUNT

  Net purchase payments will be allocated to the Fixed Account in accordance with the selection made by the Owner in the application. The Owner may change such selection by notice satisfactory to JHVLICO at its Service Center. Any selection must specify what percentage of the purchase payment is to be allocated to the Fixed Account. The percentage must be a whole number.

  The Value in the Fixed Account, at any time prior to annuitization, is equal to:

     (a) net purchase payments allocated to the Fixed Account; plus

     (b) Variable Account Value (amounts held in the subaccounts of the Variable Account) transferred to the Fixed Account; plus

     (c) interest credited on amounts held in the Fixed Account; less

     (d) any prior partial withdrawals from the Fixed Account; less

     (e) amounts transferred out of the Fixed Account to the Variable Account; less

     (f) any applicable charges deducted from the Fixed Account.

INTEREST TO BE CREDITED

  Prior to annuitization, JHVLICO will credit interest (calculated on a compound basis) to purchase payments allocated to the Fixed Account at rates declared by JHVLICO, subject to a minimum rate of 3%. For purposes of this section, Variable Account Value transferred to the Fixed Account shall be treated as a purchase payment.

  Under current practice, the interest rate credited to amounts held in the Fixed Account will be based on the size of the initial payment to the Contract. If the initial payment was $10,000 or more, a higher interest rate will be credited. The rate of interest credited on each amount may vary based upon when that amount was first allocated to the Fixed Account.

TRANSFER AND REDUCTIONS OF FIXED ACCOUNT VALUE

  The Owner may transfer Fixed Account Value to one or more subaccounts of the Variable Account or may transfer Variable Account Value into the Fixed Account. The maximum amount that may be transferred into the Fixed Account in a Contract Year is $100,000, less any premiums previously deposited into the Fixed Account in such Contract Year (exclusive of any initial deposit made to the Fixed Account at the time the Contract is issued); such initial deposit may be as large as $500,000. After the tenth Contract Year, no deposits or transfers may be made into the Fixed Account. JHVLICO may waive these limits.

  Sums on deposit in the subaccounts may be transferred into the Fixed Account up to twelve times within a Contract Year during the accumulation period, but not within six months of a transfer out of the Fixed Account. Transfers out of the Fixed Account may be made only once in a Contract Year and only on or within 30 days after a Contract anniversary. No more than the greater of 20% of the Fixed Account Value or $500 may be transferred out of the Fixed Account per Contract Year without our prior approval. After annuitization, the amount of any fixed annuity allocation may not be changed.

  Transfers will be made after receipt of notice satisfactory to JHVLICO at its Service Center. Transfer requests received by JHVLICO before 4:00 p.m. Eastern Time on a business day will be valued as of the close of that day. Any requests received after 4:00 p.m. or on a non-business day will be valued as of the close of the next business day.

  An Owner may request a transfer in writing or, once a written telephone transfer authorization form is completed by the Owner, the Owner may request a transfer by telephoning JHVLICO at 800-741-8184 or by sending a written request via the JHVLICO fax machine at 888-553-4732. Any written request should include the Owner's name, daytime telephone number, and contract number as well as the names of the subaccounts or Fixed Account from which and to which money will be transferred. JHVLICO reserves the right to modify, suspend, or terminate telephone transfers at any time without notice to the Owners. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transfers will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone transfer instructions which JHVLICO reasonably believes to be genuine, unless such loss, expense or cost is the result of JHVLICO's mistake or negligence. JHVLICO employs procedures which provide safeguards against the execution of unauthorized transfers, and which are reasonably designed to confirm that transfer instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

FIXED ANNUITY PAYMENT VALUES

  The dollar amount of each fixed annuity payment will be determined by dividing the amount applied under the fixed annuity option (net of any applicable premium taxes) by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Contract; or (b) the factor currently offered by JHVLICO at the time of annuitization. This current factor may be based on the sex of the payee unless prohibited by law.

   APPENDIX--VARIABLE ANNUITY INFORMATION FOR INDIVIDUAL RETIREMENT ANNUITIES

  To help you understand your purchase of this Contract as an Individual Retirement Annuity (IRA), we are providing the following summary.

  I. Accumulation Shares--Each net purchase payment you make into your Contract is allocated to the subaccounts you select, and Accumulation Shares are purchased. This is the unit of measurement used to determine the value of your Contract. The number of shares purchased in any subaccount is based on the share value of that subaccount next determined after receipt of the payment at our Service Center. The values of shares fluctuate with the daily investment performance of the corresponding subaccount. The growth in the value of your Contract, to the extent invested in the Separate Account, is neither guaranteed nor projected and varies with the investment Portfolio you have selected. Each net purchase payment allocated to the Fixed Account will be credited interest, as determined by JHVLICO. The minimum guarantee rate is 3%. More details appear under "Accumulation Shares" in this Prospectus and in the "Appendix--The Fixed Account and Fixed Account Value."

  II. Separate Account and Series Fund Charges--The assets of the Separate Account are charged for services and guarantees. The annualized charge equals 1.00%. Fees varying by Portfolio are charged against the Series Fund for investment management and advisory services. Details appear under "Charges Under the Annuity Contracts" in this Prospectus and "Management of the Fund" in the accompanying Series Fund prospectus.

  III. Deductions from the Contract--The full amount of each deposit is applied to the Contract. At or after the purchase date, one or more of the following charges may be made, depending on circumstances.

     1. CONTRACT FEE--JHVLICO currently deducts $30 from the Accumulated Value of the Contract as a contract fee if the Accumulated Value is less than $10,000. This occurs annually or at the time of surrender. Please refer to "Charges for Administrative Services" in this Prospectus.

     2. STATE PREMIUM TAX--Some states and local governments impose a premium or similar tax on annuities. JHVLICO only deducts this tax when required to do so. Please refer to "Premium or Similar Taxes" in this Prospectus.

      APPENDIX--ILLUSTRATIVE ACCUMULATED VALUE AND ANNUITY PAYMENT TABLES

  The following Tables present illustrative periodic Accumulated Values and annuity payments that would have resulted under a Contract described in this prospectus had such values and payments been based exclusively upon the investment experience of the seven specified subaccounts, assuming investment by each of those subaccounts in the related Portfolio in the Fund and its predecessors during the periods shown. The other subaccounts are not illustrated, because of the limited time that they and their related Fund Portfolios have been available. The Contracts described in this prospectus will be first offered in 1997.

  For years ended December 31, 1986, and prior thereto, values have been calculated based upon the actual investment results of the three corresponding variable life insurance managed separate accounts which were the predecessors to the Growth & Income, Sovereign Bond, and Money Market Portfolios, as if the Fund had been in existence prior to March 28, 1986, the date of its reorganization.

  The Tables assume investment of a single purchase payment of $10,000, net of any deductions from purchase payments, and that charges under the Contracts have been made at an annual rate of 1.00% for mortality and expense risks and administrative services. The tables also reflect actual investment management fees and other portfolio expenses for the periods illustrated. Absent expense reimbursements by John Hancock to certain of the Portfolios for some periods, the values illustrated would have been lower.

WHAT THE TABLES ILLUSTRATE

  Subject to the foregoing, each Table I presents for the periods shown the illustrative periodic Accumulated Values for each Account which would have resulted at yearly intervals under a Contract where a net single purchase payment of $10,000 was made, based upon the investment performance of the applicable funding medium.

  Subject to the foregoing, each Table II indicates, at annual intervals, illustrative monthly variable annuity payments for each subaccount which would have been received by an Annuitant or other payee, assuming that an initial annuity payment of $100 was received in the month and year indicated in the respective Tables. The form of annuity illustrated is a life annuity with payments guaranteed for 10 years.

  The results shown should not be considered a representation of the future. A program of the type illustrated in the Tables does not assure a profit or protect against depreciation in declining markets.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

         ILLUSTRATIVE PERIODIC ACCUMULATED VALUES AND ANNUITY PAYMENTS

                               MANAGED SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED NOVEMBER 9, 1987



                                Accumulated Value
                                 on December 31
Contract Year Commencing          of the same year
------------------------        --------------------
November 1987 . . . . . . . .        10,232.70
November 1988 . . . . . . . .        11,334.40
November 1989 . . . . . . . .        13,393.61
November 1990 . . . . . . . .        13,801.73
November 1991 . . . . . . . .        16,668.31
November 1992 . . . . . . . .        17,775.86
November 1993 . . . . . . . .        19,642.61
November 1994 . . . . . . . .        19,013.90
November 1995 . . . . . . . .        23,925.00
November 1996 . . . . . . . .        26,225.50
November 1997 . . . . . . . .




TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN NOVEMBER 1987.



                                     Payment
Month                                 For Month
-----                                -----------
November 1987. . . . . . . . . . .     100.00
November 1988. . . . . . . . . . .     110.31
November 1989. . . . . . . . . . .     122.50
November 1990. . . . . . . . . . .     116.05
November 1991. . . . . . . . . . .     138.17
November 1992. . . . . . . . . . .     144.89
November 1993. . . . . . . . . . .     159.95
November 1994. . . . . . . . . . .     150.56
November 1995. . . . . . . . . . .     174.25
November 1996. . . . . . . . . . .     187.53
November 1997. . . . . . . . . . .




  The amounts shown are based on the investment performance of the Managed Subaccount and the Managed Portfolio. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the Tables.

                           GROWTH & INCOME SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED JANUARY 2, 1975



                                Accumulated Value
                                 on December 31
Contract Year Commencing          of the same year
------------------------        --------------------
January 1975. . . . . . . . .         12,819.53
January 1976. . . . . . . . .         14,966.77
January 1977. . . . . . . . .         13,228.08
January 1978. . . . . . . . .         13,894.65
January 1979. . . . . . . . .         15,986.35
January 1980. . . . . . . . .         20,643.34
January 1981. . . . . . . . .         20,623.76
January 1982. . . . . . . . .         26,146.28
January 1983. . . . . . . . .         31,543.15
January 1984. . . . . . . . .         32,710.95
January 1985. . . . . . . . .         43,647.01
January 1986. . . . . . . . .         50,007.66
January 1987. . . . . . . . .         51,890.42
January 1988. . . . . . . . .         59,612.93
January 1989. . . . . . . . .         76,444.82
January 1990. . . . . . . . .         77,614.59
January 1991. . . . . . . . .         96,797.31
January 1992. . . . . . . . .        104,360.17
January 1993. . . . . . . . .        117,099.32
January 1994. . . . . . . . .        115,292.09
January 1995. . . . . . . . .        153,196.34
January 1996. . . . . . . . .        182,154.80
January 1997. . . . . . . . .






TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN JANUARY 1975.



                                     Payment
Month                                 For Month
-----                                -----------
January 1975 . . . . . . . . . . .      100.00
January 1976 . . . . . . . . . . .      126.56
January 1977 . . . . . . . . . . .      141.12
January 1978 . . . . . . . . . . .      123.05
January 1979 . . . . . . . . . . .      125.58
January 1980 . . . . . . . . . . .      139.22
January 1981 . . . . . . . . . . .      172.58
January 1982 . . . . . . . . . . .      167.75
January 1983 . . . . . . . . . . .      204.49
January 1984 . . . . . . . . . . .      235.65
January 1985 . . . . . . . . . . .      237.41
January 1986 . . . . . . . . . . .      307.45
January 1987 . . . . . . . . . . .      348.17
January 1988 . . . . . . . . . . .      347.67
January 1989 . . . . . . . . . . .      384.54
January 1990 . . . . . . . . . . .      456.19
January 1991 . . . . . . . . . . .      462.96
January 1992 . . . . . . . . . . .      530.83
January 1993 . . . . . . . . . . .      583.54
January 1994 . . . . . . . . . . .      631.13
January 1995 . . . . . . . . . . .      602.56
January 1996 . . . . . . . . . . .      768.39
January 1997 . . . . . . . . . . .      888.58
January 1998 . . . . . . . . . . .    1,057.91




  The amounts shown are based on the investment performance of the Growth & Income Subaccount, the Growth & Income Portfolio, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these Tables.

                           LARGE CAP GROWTH SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED NOVEMBER 24, 1987



                                Accumulated Value
                                 on December 31
Contract Year Commencing          of the same year
------------------------        --------------------
November 1987 . . . . . . . .        10,243.86
November 1988 . . . . . . . .        11,672.16
November 1989 . . . . . . . .        14,984.57
November 1990 . . . . . . . .        15,863.60
November 1991 . . . . . . . .        19,703.88
November 1992 . . . . . . . .        21,447.52
November 1993 . . . . . . . .        24,167.30
November 1994 . . . . . . . .        23,693.18
November 1995 . . . . . . . .        30,879.50
November 1996 . . . . . . . .        36,157.66
November 1997 . . . . . . . .




TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN NOVEMBER 1987.



                                     Payment
Month                                 For Month
-----                                -----------
November 1987. . . . . . . . . . .     100.00
November 1988. . . . . . . . . . .     110.03
November 1989. . . . . . . . . . .     136.28
November 1990. . . . . . . . . . .     137.37
November 1991. . . . . . . . . . .     142.37
November 1992. . . . . . . . . . .     172.31
November 1993. . . . . . . . . . .     194.04
November 1994. . . . . . . . . . .     187.98
November 1995. . . . . . . . . . .     225.72
November 1996. . . . . . . . . . .     262.63
November 1997. . . . . . . . . . .




  The amounts shown are based on the investment performance of the Large Cap Growth Subaccount and the Large Cap Growth Portfolio. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the Tables.

                          REAL ESTATE EQUITY SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED FEBRUARY 14, 1989



                                Accumulated Value
                                 on December 31
Contract Year Commencing          of the same year
------------------------        --------------------
February 1989 . . . . . . . .        10,411.79
February 1990 . . . . . . . .         8,096.26
February 1991 . . . . . . . .        10,702.17
February 1992 . . . . . . . .        12,292.77
February 1993 . . . . . . . .        14,276.57
February 1994 . . . . . . . .        14,539.51
February 1995 . . . . . . . .        16,166.74
February 1996 . . . . . . . .        21,298.75
February 1997 . . . . . . . .




TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN FEBRUARY 1989.



                                     Payment
Month                                 For Month
-----                                -----------
February 1989. . . . . . . . . . .     100.00
February 1990. . . . . . . . . . .      96.30
February 1991. . . . . . . . . . .      86.16
February 1992. . . . . . . . . . .     101.00
February 1993. . . . . . . . . . .     117.29
February 1994. . . . . . . . . . .     121.19
February 1995. . . . . . . . . . .     115.20
February 1996. . . . . . . . . . .     128.27
February 1997. . . . . . . . . . .     163.25
February 1998. . . . . . . . . . .




  The amounts shown are based on the investment performance of the Real Estate Equity Subaccount and the Real Estate Equity Portfolio. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the Tables.

                   INTERNATIONAL EQUITY INDEX SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED FEBRUARY 10, 1989



                                Accumulated Value
                                 on December 31
Contract Year Commencing          of the same year
------------------------        --------------------
February 1989 . . . . . . . .        11,110.62
February 1990 . . . . . . . .        10,127.48
February 1991 . . . . . . . .        12,370.78
February 1992 . . . . . . . .        12,046.28
February 1993 . . . . . . . .        15,754.61
February 1994 . . . . . . . .        14,645.35
February 1995 . . . . . . . .        15,661.96
February 1996 . . . . . . . .        16,931.02
February 1997 . . . . . . . .




TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN FEBRUARY 1989.



                                     Payment
Month                                 For Month
-----                                -----------
February 1989. . . . . . . . . . .     100.00
February 1990. . . . . . . . . . .      97.16
February 1991. . . . . . . . . . .      90.62
February 1992. . . . . . . . . . .     105.09
February 1993. . . . . . . . . . .      99.92
February 1994. . . . . . . . . . .     126.30
February 1995. . . . . . . . . . .     106.20
February 1996. . . . . . . . . . .     118.06
February 1997. . . . . . . . . . .     119.29
February 1998. . . . . . . . . . .




  The amounts shown are based on the investment performance of the International Equity Index Subaccount and the International Equity Index Portfolio. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the Tables.

                            SOVEREIGN BOND SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED JUNE 2, 1980



                                Accumulated Value
                                 on December 31
Contract year Commencing          of the same year
------------------------        --------------------
June 1980 . . . . . . . . . .        10,253.83
June 1981 . . . . . . . . . .        10,562.69
June 1982 . . . . . . . . . .        13,469.69
June 1983 . . . . . . . . . .        14,149.83
June 1984 . . . . . . . . . .        16,041.33
June 1985 . . . . . . . . . .        19,306.75
June 1986 . . . . . . . . . .        21,698.31
June 1987 . . . . . . . . . .        22,052.03
June 1988 . . . . . . . . . .        23,615.71
June 1989 . . . . . . . . . .        26,354.41
June 1990 . . . . . . . . . .        28,015.98
June 1991 . . . . . . . . . .        32,360.46
June 1992 . . . . . . . . . .        34,492.94
June 1993 . . . . . . . . . .        37,828.50
June 1994 . . . . . . . . . .        36,490.86
June 1995 . . . . . . . . . .        43,187.99
June 1996 . . . . . . . . . .        44,514.03
June 1997 . . . . . . . . . .




TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN JUNE 1980.



                                     Payment
Month                                 For Month
-----                                -----------
June 1980. . . . . . . . . . . . .     100.00
June 1981. . . . . . . . . . . . .      96.41
June 1982. . . . . . . . . . . . .     105.17
June 1983. . . . . . . . . . . . .     126.21
June 1984. . . . . . . . . . . . .     120.98
June 1985. . . . . . . . . . . . .     145.80
June 1986. . . . . . . . . . . . .     165.31
June 1987. . . . . . . . . . . . .     166.02
June 1988. . . . . . . . . . . . .     172.28
June 1989. . . . . . . . . . . . .     181.81
June 1990. . . . . . . . . . . . .     187.02
June 1991. . . . . . . . . . . . .     200.83
June 1992. . . . . . . . . . . . .     215.21
June 1993. . . . . . . . . . . . .     230.96
June 1994. . . . . . . . . . . . .     224.68
June 1995. . . . . . . . . . . . .     238.43
June 1996. . . . . . . . . . . . .     243.64
June 1997. . . . . . . . . . . . .

  The amounts shown are based on the investment performance of the Sovereign Bond Subaccount, the Sovereign Bond Portfolio, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these Tables.

                             MONEY MARKET SUBACCOUNT

TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE ACCUMULATED VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED MAY 13, 1982



                                Accumulated Value
                                 on December 31
Contract Year Commencing          of the same year
------------------------        --------------------
May 1982. . . . . . . . . . .        10,482.07
May 1983. . . . . . . . . . .        11,284.20
May 1984. . . . . . . . . . .        12,347.06
May 1985. . . . . . . . . . .        13,220.56
May 1986. . . . . . . . . . .        13,966.07
May 1987. . . . . . . . . . .        14,753.06
May 1988. . . . . . . . . . .        15,728.09
May 1989. . . . . . . . . . .        17,018.29
May 1990. . . . . . . . . . .        18,236.49
May 1991. . . . . . . . . . .        19,134.06
May 1992. . . . . . . . . . .        19,633.91
May 1993. . . . . . . . . . .        20,033.99
May 1994. . . . . . . . . . .        20,646.91
May 1995. . . . . . . . . . .        21,624.80
May 1996. . . . . . . . . . .        22,551.18
May 1997. . . . . . . . . . .




TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN MAY 1982.



                                     Payment
Month                                 For Month
-----                                -----------
May 1982 . . . . . . . . . . . . .     100.00
May 1983 . . . . . . . . . . . . .     103.76
May 1984 . . . . . . . . . . . . .     108.45
May 1985 . . . . . . . . . . . . .     114.21
May 1986 . . . . . . . . . . . . .     117.81
May 1987 . . . . . . . . . . . . .     119.65
May 1988 . . . . . . . . . . . . .     122.42
May 1989 . . . . . . . . . . . . .     127.07
May 1990 . . . . . . . . . . . . .     132.40
May 1991 . . . . . . . . . . . . .     136.49
May 1992 . . . . . . . . . . . . .     137.10
May 1993 . . . . . . . . . . . . .     135.53
May 1994 . . . . . . . . . . . . .     133.62
May 1995 . . . . . . . . . . . . .     134.22
May 1996 . . . . . . . . . . . . .     135.58
May 1997 . . . . . . . . . . . . .




  The amounts shown are based on the investment performance of the Money Market Subaccount, the Money Market Portfolio, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these Tables.

[LOGO OF JOHN HANCOCK APPEARS HERE]




 CONTRACTS ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY 200 CLARENDON
                       STREET, BOSTON, MASSACHUSETTS 02117

S8152 5/98

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

  1.    Statement of Assets and Liabilities, John Hancock Variable Annuity
        Account I, at December 31, 1997. (Part B)
  2. Statement of Operations, John Hancock Variable Annuity Account I, for the period ended December 31, 1997. (Part B)
  3. Statement of Changes in Net Assets, John Hancock Variable Annuity I, for the period ended December 31, 1997. (Part B)
  4.    Notes to Financial Statements, John Hancock Variable Annuity Account I.
        (Part B)
  5.    Statement of Financial Position, John Hancock Variable Life Insurance
        Company, at December 31, 1997 and December 31, 1996. (Part B)
  6.    Summary of Operations and Unassigned Deficit, John Hancock Variable
        Life Insurance Company, for each of the two years in the period ended
        December 31, 1997. (Part B)
  7. Statement of Cash Flows, John Hancock Variable Life Insurance Company, for each of the two years in the period ended December 31, 1997. (Part
        B)
  8.    Notes to Financial Statements, John Hancock Variable Life Insurance
        Company. (Part B)

(B) EXHIBITS:

  1.    JHVLICO Board Resolution establishing John Hancock Variable Annuity
        Account I, dated June 15, 1994, previously filed electronically on November 27, 1996.
  2.    Not Applicable.
  3.(a) Form of Distribution and Servicing Agreement by and among John Hancock
        Distributors, Inc., John Hancock Mutual Life Insurance Company, and John
        Hancock Variable Life Insurance Company, incorporated by reference from
        Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John
        Hancock Variable Life Account S (File No. 333-15075) filed April 18,
        1997.
    (b) Specimen Variable Contracts Selling Agreement Between John Hancock
        Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration
        Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.
  4. Form of periodic payment deferred annuity contract, previously filed electronically on November 27, 1996.
  5. Form of annuity contract application, previously filed electronically on April 30, 1997.
  6.(a) Certificate of Incorporation of John Hancock Variable Life
        Insurance Company, previously filed electronically on November 27, 1996.
  6.(b) By-Laws of John Hancock Variable Life Insurance Company, previously filed electronically on November 27, 1996.

  7.    Not Applicable.
  8.    Not Applicable.
  9. Opinion and Consent of Counsel as to legality of interests being offered previously filed electronically on November 27, 1996.
 10.(a) Consent of Independent Auditors.
 11.    Not Applicable.
 12.    Not Applicable.
 13. Diagram of Subsidiaries of John Hancock Mutual Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 19 to Form
        N-1A Registration Statement of John Hancock Variable Series Trust I
        (File No. 33-2081) filed February 27, 1998.
 14. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report of John Hancock Variable Life Insurance Company
        (File No. 33-62895) filed March 28, 1997. Copies of Powers of attorney for all other directors, incorporated by reference from Post-Effective
        Amendment No. 1 to Form N-4 Registration Statement of John Hancock
        Variable Annuity Account I (File No. 33-82648), filed April 25, 1995.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

DIRECTORS

   NAME                                 POSITION WITH DEPOSITOR
   ----                                 -----------------------
   David F. D'Alessandro............... Chairman of the Board and President
   Henry D. Shaw....................... Vice Chairman of the Board and President
   Thomas J. Lee....................... Director
   Robert R. Reitano................... Director
   Ronald J. Bocage.................... Director, Vice President, and Counsel
   Joseph A. Tomlinson................. Director and Vice President
   Michele G. VanLeer.................. Director
   John M. DeCiccio.................... Director
   Barbara L. Luddy.................... Director and Actuary
   Robert S. Paster.................... Director

EXECUTIVE OFFICERS OTHER THAN DIRECTORS
   Daniel L. Ouellette................. Vice President, Marketing
   Patrick F. Smith.................... Controller

  All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable annuity contracts by investing in shares of John Hancock Variable Series Trust I (the "Fund") a "series" type of mutual fund, registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and JHVLICO own all of the Fund's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Fund is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

  A diagram of the subsidiaries of John Hancock is incorporated by reference from Exhibit 17 to Post-Effective Amendment No. 19 to Form N-1A Registration Statement of John Hancock Variable Series Trust I (File No. 33-2081) filed February 27, 1998.

ITEM 27. NUMBER OF CONTRACT OWNERS

  As of March 30, 1998, the number of Contract Owners of all forms of the Contracts offered by the Account was 33,295.

ITEM 28. INDEMNIFICATION

  Article X of the By-Laws of JHVLICO provides indemnification to each present and former trustee, officer, and employee of JHVLICO against litigation expenses and liabilities incurred while acting as such, subject to limitations of law, including under the Act. No indemnification shall be paid if a director or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of JHVLICO. JHVLICO may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such amounts if he or she should be determined not be entitled to indemnification.

  Reference is made to Article VI of the ByLaws of the Fund, filed as Exhibit 2 to Post Effective Amendment No. 2 to the Fund's Registration Statement (File No. 33-2081) dated April 12, 1988, which provides that the Fund shall indemnify or advance any expenses to the trustees, shareholders, officers, or employees of the Fund to the extent set forth in the Declaration of Trust.

  Sections 6.3 through 6.17 of the Declaration of Trust, included as Exhibit 1 to the Fund's Post Effective Amendment No. 2, relate to the indemnification of trustees, shareholders, officers, and employees. It is provided that the Registrant shall indemnify any trustee made a party to any proceeding by reason of service in that capacity if the trustee (a) acted in good faith and
(b) reasonably believed, (1) in the case of conduct in the trustee's official capacity with the Fund, that the conduct was in the best interest of the Fund and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Fund, and (c) in the case of any criminal proceeding, the Fund shall indemnify the trustee if the trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Fund unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnification shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees of the Fund who are neither "interested" persons of the Fund (as defined in the Act) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the trustee or officer agrees to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Fund is insured against loss by reason of lawful advances, or (3) a majority of a quorum of the Trustees of the Fund who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the trustees or officer will be found entitled to indemnification.

  Similar types of provisions dealing with the indemnification of the Fund's officers and trustees are hereby incorporated by reference from documents previously filed with the Commission, specifically, Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.f. to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1989), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.a. to the Fund's Registration Statement (File No. 33-2081) dated December 11, 1985), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust and John Hancock Mutual Life Insurance Company (Exhibit 5.g. to Post-Effective Amendment No. 9 to the Fund's Registration Statement (File No. 33-2081) dated March 2, 1994),
Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.k. to Post-Effective Amendment No. 13 to the Fund's Registration Statement (File No. 33-2081) dated April 30, 1996), Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.v. to Post-Effective Amendment No. 19 to the Fund's Registration Statement (File No. 3-2081) dated April 24, 1998, Section 7 of the Underwriting and Administrative Services Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 6 to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1986,
Section 15 of the Transfer Agency Agreement by and between John Hancock
Variable Series Trust I and John Hancock Mutual Life Insurance Company
(Exhibit 9 to Pre-Effective Amendment No. 1 to the Registration Statement of the Fund (File No. 33-2081) dated March 13, 1986), and Section 6 of the Underwriting and Indemnity Agreement By and Among John Hancock Series Trust I, John Hancock Distributors, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 6.b. to Post-Effective Amendment No. 14 to Form N-1A Registration Statement of the Fund (File No. 33-2081) filed February 28, 1997).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

    (a) John Hancock Distributors, Inc., is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts U and V, and John Hancock Variable Life Accounts U, V, and S, and John Hancock Mutual Variable Life Insurance Account UV.

    (b) In response to this item, the response to Item 25 is hereby incorporated by reference.

    (c) The information under "Distribution Agreements and Other Services-- Distribution Agreement" in the statement of additional information forming a part of this registration statement is incorporated herein by reference.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant and the Fund (as indicated below) through written agreements between the parties to the effect that such services will be provided to the Registrant and/or the Fund for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

    John Hancock Distributors, Inc. ("Distributors"), John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser and transfer agent, keep all other records required by Section 31(a) of the Act.

ITEM 31. MANAGEMENT SERVICES

  Not applicable.

ITEM 32. UNDERTAKINGS

    (a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

    (b) Registrant hereby undertakes to include as part of any application to purchase a contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information.

    (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

    (d) Registrant represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

    (e) John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                  SIGNATURES

  AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF BOSTON AND THE COMMONWEALTH OF MASSACHUSETTS ON THIS 28th DAY OF APRIL, 1998.

                                          John Hancock Variable Annuity
                                           Account I (Registrant)

                                          By John Hancock Variable Life
                                           Insurance Company

                                                     /s/ Henry D. Shaw
                                          By __________________________________
                                                     HENRY D. SHAW
                                                 VICE CHAIRMAN OF THE
                                                 BOARD AND PRESIDENT

                                          John Hancock Variable Life Insurance
                                           Company (Depositor)

                                                     /s/ Henry D. Shaw
                                          By __________________________________
                                                     HENRY D. SHAW
                                                 VICE CHAIRMAN OF THE
                                                 BOARD AND PRESIDENT

  AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THEIR CAPACITIES WITH JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND ON THE DATES INDICATED.


              SIGNATURE                        TITLE                 DATE

        /s/ Patick F. Smith            Controller                April 28, 1998
-------------------------------------   (Principal
          PATRICK F. SMITH              Accounting Officer
                                        and Acting Principal
                                        Financial Officer)

          /s/ Henry D. Shaw            Vice Chairman of the      April 28, 1998
-------------------------------------   Board and President
           HENRY D. SHAW                (Principal
         FOR HIMSELF AND AS             Executive Officer)
          ATTORNEY-IN-FACT

FOR: David F. D'Alessandro     Chairman of the Board
     Thomas J. Lee             Director
     Ronald J. Bocage          Director
     Michele G. Van Leer       Director
     Barbara L. Luddy          Director

                               INDEX TO EXHIBITS

                                    FORM N-4

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

 EXHIBITS
 --------
10.(6)    Representation of Counsel

10.(a)    Consent of Independent Auditors

27.       Financial Data Schedule

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                     INDIVIDUAL COMBINATION VARIABLE/FIXED
                               ANNUITY CONTRACTS
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                      STATEMENT OF ADDITIONAL INFORMATION

                               ----------------

  This statement of additional information is not a prospectus. It is intended that this statement of additional information be read in conjunction with the prospectus of John Hancock Variable Annuity Account I, dated May 1, 1998. A copy of the prospectus may be obtained from John Hancock Variable Life Insurance Company's Service Center, P.O. Box 9116, Boston, MA 02205-8654, telephone number (888-742-6262), Fax (888-553-4732).

  This statement of additional information is dated May 1, 1998.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                             CROSS REFERENCE SHEET

                               ----------------

                                            SECTION IN STATEMENT OF
             FORM N-4 ITEM NO.              ADDITIONAL INFORMATION
             -----------------              -----------------------
 15. Cover Page............................ Cover Page
 16. Table of Contents..................... Table of Contents
 17. General Information and History....... Business History
                                            Distribution Agreement and
 18. Services.............................. Other Services
 19. Purchase of Securities Being Offered.. Not Applicable (relevant information in prospectus)
                                            Distribution Agreement and
 20. Underwriters.......................... Other Services
 21. Calculation of Yield Quotations of     Calculation of Performance
      Money Market Subaccounts............. Data
                                            Calculation of Annuity
 22. Annuity Payments...................... Payments
 23. Financial Statements.................. Financial Statements

                               TABLE OF CONTENTS

                               ----------------

                                                             CROSS REFERENCE TO
                                                        PAGE PAGE IN PROSPECTUS
                                                        ---- -------------------
Business History.......................................   1           7
Distribution Agreement and Other Services..............   1         18, 9
  Distribution Agreement...............................   1          18
  Investment Advisory Agreement........................   1           9
  Custodian Agreement..................................   2          --
  Independent Auditors.................................   2          18
Calculation of Performance Data........................   3          17
Calculation of Annuity Payments........................   4          14
Financial Statements...................................   6          18

                               BUSINESS HISTORY

  John Hancock Variable Annuity Account I (the "Account") is a separate account of John Hancock Variable Life Insurance Company ("JHVLICO"), established under the laws of the Commonwealth of Massachusetts. The Account is organized as a unit investment trust and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") and the Securities Act of 1933. The Account has eighteen separate subaccounts (Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index (formerly, International Equities), International Opportunities, Emerging Markets Equity, Short-Term Bond (formerly, Short-Term U.S. Government), Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market) through which JHVLICO's individual combination fixed/variable annuity contracts are funded, at the discretion of the individual contract owner (the "Owner"). The assets of each subaccount are, in turn, invested in a corresponding Portfolio of John Hancock Variable Series Trust I (the "Fund"), a registered open-end diversified management investment company advised by John Hancock Mutual Life Insurance Company ("John Hancock").

                   DISTRIBUTION AGREEMENT AND OTHER SERVICES

DISTRIBUTION AGREEMENT

  Pursuant to a Distribution Agreement, dated May 1, 1997, John Hancock Distributors, Inc., ("Distributors"), a registered broker-dealer, acts as "principal underwriter" for the Account. Distributors is a member of the National Association of Securities Dealers, Inc., and a member of the Securities Investors Protection Corporation. Distributors' major responsibility as underwriter is to perform all sales and marketing functions relating to the Contracts. The offering of the Account's interests is continuous, but Distributors is not obligated to sell any particular amount of the Account's interests.

INVESTMENT ADVISORY AGREEMENT

  The Fund, in which the Contracts are invested, has contracted with John Hancock for investment advisory services. Pursuant to four Investment Management Agreements (two dated April 12, 1988, one dated April 15, 1994, and one dated March 14, 1996), as amended, John Hancock, a registered investment adviser under the Investment Advisers Act of 1940, advises the Fund in connection with policy decisions; provides administration of day-to-day operations; provides personnel, office space, equipment, and supplies for the Fund; maintains records required by the Act; values assets and liabilities of the Fund; computes income, net asset value, and yield of each Portfolio; and supervises activities of the sub-investment managers referred to below.

  John Hancock has day-to-day responsibility for making investment decisions and placing investment orders for the Money Market Portfolio. However, with respect to the other Portfolios, John Hancock has contracted with the following registered investment advisors to perform these and certain other recordkeeping functions as sub-investment manager pursuant to sub-investment agreements dated as indicated:

 Managed                    Independence Investment Associates, Inc.   4/15/88
 Growth & Income            Independence Investment Associates, Inc.   4/15/88
 Equity Index               State Street Bank & Trust, N.A.            3/18/97
 Large Cap Value            T. Rowe Price Associates, Inc.             3/29/96
                            Independence International Associates,
 Large Cap Growth           Inc.                                       5/01/98
 Mid Cap Value              Neuberger & Berman L.P.                    5/01/96
 Mid Cap Growth             Janus Capital Corporation                  3/29/96
 Diversified Mid Cap Growth John Hancock Advisers, Inc.                9/23/94
 Real Estate Equity         Independence Investment Associates, Inc.   4/15/94

 Small Cap Value             INVESCO Management and Research            3/22/96
 Small Cap Growth            John Hancock Advisers, Inc.                3/29/96
 International Balanced      Brinson Partners, Inc.                     3/29/96
 International Equity Index  John Hancock Advisers, Inc.                4/15/88
 International Opportunities T. Rowe Price Associates, Inc.             3/29/96
                             Rowe Price-Fleming International, Inc.     3/29/96
 Short-Term Bond             Independence Investment Associates, Inc.   4/15/94
 Sovereign Bond              John Hancock Advisers, Inc.                5/01/95
 Strategic Bond              J.P. Morgan Investment Management, Inc.    3/29/96

  John Hancock pays the sub-investment management fees pursuant to the Agreements and, therefore, the sub-investment management arrangements result in no additional charge or expense to the Fund or to contractholders. A more complete description of the Fund's management and the investment advisory fees is included under "Management of the Fund" in the Fund's Prospectus and under "Investment Advisory and Other Services" in the Fund's Statement of Additional Information.

CUSTODIAN AGREEMENT

  The Fund's custodian with respect to all the Portfolios is State Street Bank and Trust, 225 Franklin Street, Boston, Massachusetts, pursuant to a Custodian Agreement, dated January 30, 1995 and amended March 18, 1996, January 28, 1997, May 1, 1997, June 18, 1997, and April 14, 1998. The custodian's duties include safeguarding and controlling the Fund's cash investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

INDEPENDENT AUDITORS

  Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, has been selected as the independent auditors of the Account. The firm is responsible for auditing the financial statements of the Account and JHVLICO.

                        CALCULATION OF PERFORMANCE DATA

  The Account will show the average annual total return for each subaccount, according to the following formula prescribed by the Securities and Exchange
Commission:

                                P(1 + T)n ^ ERV

   where:   P   ^ a hypothetical initial payment of $1,000
            T   ^ average annual total return
            n   ^ number of years
          ERV   ^ ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period (or fractional portion
                  thereof)

  Average annual total return is the annual compounded rate of return that would have produced the cash redemption value under a Contract had the subaccount been invested in a specified Portfolio of the Fund (or its predecessor) over the stated period and had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects adjustments for all Fund and Contract level charges except premium taxes, if any.

  On that basis, the following table shows the average annual total return for each subaccount for the periods ended December 31, 1997:

                                           AVERAGE ANNUALIZED
                                     -------------------------------
                                     YEAR TO                           DATE OF
 SUBACCOUNT***                        DATE   1 YEAR 5 YEAR* 10 YEAR* INCEPTION**
 -------------                       ------- ------ ------- -------- -----------
Managed.............................  17.5%   17.5%  11.6%    11.6%   11/09/87
Growth & Income.....................  28.5%   28.5%  17.5%    16.3%   04/03/72
Equity Index........................  31.4%   31.4%  27.0%     N/A    04/30/96
Large Cap Value.....................  27.2%   27.2%  24.3%     N/A    04/30/96
Large Cap Growth....................  29.6%   29.6%  16.9%    16.4%   11/24/87
Mid Cap Value.......................  30.9%   30.9%  28.0%     N/A    04/30/96
Mid Cap Growth......................  15.4%   15.4%  10.3%     N/A    04/30/96
Diversified Mid Cap Growth..........   2.4%    2.4%  18.9%     N/A    09/23/94
Real Estate Equity..................  16.0%   16.0%  14.9%    10.6%   02/01/89
Small Cap Value.....................  24.3%   24.3%  20.3%     N/A    04/30/96
Small Cap Growth....................  13.0%   13.0%   6.9%     N/A    04/30/96
International Balanced..............   1.5%    1.5%   4.5%     N/A    04/30/96
International Equity Index..........  -6.1%   -6.1%   5.7%     5.3%   02/01/89
International Opportunities.........   0.8%    0.8%   4.1%     N/A    04/30/96
Short-Term Bond.....................   5.3%    5.3%   5.2%     N/A    09/23/94
Sovereign Bond......................   8.9%    8.9%   7.0%     8.2%   06/02/80
Strategic Bond......................   7.9%    7.9%   8.4%     N/A    04/30/96
Money Market........................   4.3%    4.3%   3.6%     4.7%   05/13/82

--------
  * or since inception of the applicable Portfolio or its predecessor.
 ** of the Portfolio or its predecessor.
*** Absent expense reimbursements from John Hancock to certain Portfolios for some periods, total return figures for the related subaccounts would have been lower.

  The Account will show current yield and effective yield figures for the Money Market Subaccount. The current yield of the Money Market Subaccount for a seven-day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account sales by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by

365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the Money Market Portfolio, less daily expense charges of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares. Mortality and expense risk and administrative charges are reflected, but any charge for premium taxes are not.

  The effective yield reflects the effects of compounding and represents an annualization of the current return with all dividends reinvested. The formula for effective yield, as prescribed by the SEC, is:

         Effective yield = [(Base period return + 1)/365//7/] - 1

  For the 7-day period ending December 31, 1997, the Money Market Subaccount's current yield was 4.47% and its effective yield was 4.57%.

  The Account will calculate current yield for each of the other Subaccounts according to the following formula prescribed by the SEC:

                 Yield    =   2 [([ (a - b)/cd]   + 1)/6/   -  1]
                                    -----------


   where:   a   = dividends and interest earned during the period
            b   = expenses accrued for the period (net of reimbursements)
            c   = the average daily number of shares outstanding during the period that were entitled to received dividends
            d   = the maximum offering price per share on the last day of the period.

  According to this formula, yield is determined by dividing the net investment income per Accumulation Share earned during the period (minus the deduction for mortality and expense risk charge, contract fee, administrative services charge) by the Accumulation Share Value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30-day periods identified in the advertisement.

                        CALCULATION OF ANNUITY PAYMENTS

  The variable monthly annuity payment to an Annuitant under a Contract is equal to the sum of the products of the number of each subaccount's "Annuity Units" credited to the Contract multiplied by the applicable "Annuity Unit Value," as these terms are defined under "Special Terms" and "Variable Account Valuation Procedures," respectively, in the Account's prospectus. The number of each subaccount's Annuity Units credited to the Contract is multiplied by the applicable Annuity Unit Value as of ten calendar days prior to the date the payment is due. The value of the Annuity Units varies from day to day, depending on the investment performance of the subaccount, the deductions made against the subaccount, and the assumed investment rate used in computing Annuity Unit Values. Thus, the variable monthly annuity payments vary in amount from month to month.

  The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each subaccount used in calculating the Net Investment Factor (as described under "Variable Account Valuation Procedures--Net Investment Factor" in the Account's prospectus) will be equal on an annual basis to the assumed investment rate. If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

  The mortality tables used as a basis for the annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the Contract Year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all Contracts issued in Montana and Massachusetts will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

  An illustration of the method of calculation of variable monthly annuity payments and the number of Annuity Units under deferred Contracts is shown in the outline that follows.

A. GENERAL FORMULAE TO DETERMINE ACCUMULATION SHARE VALUES AND ANNUITY UNIT
   VALUES

Net Investment Rate =

                                                     Subaccount Charges (0.002740%
                                                     per Day of the Value of the
Investment      Capital     Capital     Taxes        Subaccount at the Beginning
Income       +  Gains    -  Losses   -  (if any)  -  of the Valuation Period)
-------------------------------------------------------------------------------
       Value of the Subaccount at the Beginning of the Valuation Period
 Net Investment
 Factor         =   1.00000000 + Net Investment Rate
 Accumulation       Accumulation Share Value on           Net Investment
 Share Value    =   Preceding Valuation Date          X   Factor
                    Annuity Unit           Net            Factor to Neutralize
 Annuity Unit       Value on Preceding     Investment     the Assumed
 Value          =   Valuation Date     X   Factor     X   Investment Rate

B. HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION SHARE VALUES AND ANNUITY UNIT VALUES

  Assume at the beginning of the Valuation Period being considered, the value of the Subaccount was $4,000,000. Investment income during the Valuation Period totaled $2000 while capital gains were $3000 and capital losses were $1000. No taxes accrued. Charges against the beginning value of the Subaccount amount to $164.40 assuming a one day Valuation Period. The $109.60 was computed by multiplying the beginning Subaccount value of $4,000,000 by the factor 0.00002740. By substituting in the first formula above, the net investment rate is equal to $3890.40 ($2000 + $3000 - $1000 - $109.60) divided by $4,000,000 or 0.0009726. The Net Investment Factor would then be 1.0009726.

  Assume further that each Accumulation Share had a value of $11.250000 on the previous Valuation Date, and the value of an Annuity Unit on such date was $1.0850000. Based upon the experience of the Subaccount during the Valuation Period, the value of an Accumulation Share at the end of the Valuation Period would be $11.260942 ($11.250000 x 1.0009726). The value of an Annuity Unit at the end of the Valuation Period would be $1.085953 ($1.0850000 x 1.0009726 x
 .99990575). The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the Annuity Unit recognizes only the actual investment experience.

C. GENERAL FORMULAE TO DETERMINE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS AND NUMBER OF ANNUITY UNITS FOR DEFERRED CONTRACTS

Amount of the First Variable Annuity Payment ^

                                                                                  First
                                                                                 Monthly
Number of                                                                        Annuity
Accumulation                    Accumulation Share Value                         Payment
Shares Applied       X          10 Days Before Maturity Date          X          Factor

-------------------------------------------------------
                                    $1,000

Number of
Annuity Units             ^                   Amount of First Variable Annuity Payment
                              --------------------------------------------------------

                              Annuity Unit Value 10 Days Before Maturity Date

Amount of                                                   Annuity Unit
Subsequent Variable                                         Value 10 Days Before
Annuity Payment        ^    Number of Annuity Units    X    Payment Date

D. HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT FOR DEFERRED CONTRACTS

  Assume that 10 days before the date of maturity a Contract has credited to it 4000.000 Accumulation Shares each having a value of $12.000000. The appropriate annuity purchase rate in the Contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the Annuity Option elected. The Annuitant's first monthly payment would then be $262.56.

               4000.000           X               $12.000000                 X               5.47
               ----------------------------------------------
                               $1000

  If the value of an Annuity Unit 10 days before the date of maturity was $1.4000000, the number of Annuity Units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the Annuity Unit Value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

                             FINANCIAL STATEMENTS

                          Include on following page.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                   LARGE CAP   SOVEREIGN  INTERNATIONAL  SMALL CAP  INTERNATIONAL   MID CAP    LARGE CAP     MONEY      MID CAP
                    GROWTH       BOND       EQUITIES      GROWTH      BALANCED      GROWTH       VALUE      MARKET       VALUE
                  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                  ----------- ----------- ------------- ----------- ------------- ----------- ----------- ----------- -----------
ASSETS
Investment in
shares of
portfolios of
John Hancock
Variable Series
Trust I, at
value...........  $91,597,437 $64,602,224  $15,567,323  $17,690,699  $5,313,687   $18,032,980 $34,517,382 $51,242,703 $22,375,997
Receivable from
John Hancock
Variable Series
Trust I.........      129,011     238,278       32,409       46,545       2,032        62,511     165,120      91,245     167,753
                  ----------- -----------  -----------  -----------  ----------   ----------- ----------- ----------- -----------
Total assets....   91,726,448  64,840,502   15,599,732   17,737,244   5,315,719    18,095,491  34,682,502  51,333,948  22,543,750
LIABILITIES
Payable to John
Hancock Variable
Life Insurance
Company.........      125,274     235,640       31,772       45,836       1,813        61,781     163,710      89,143     166,852
Asset charges
payable.........        3,737       2,638          637          709         219           730       1,410       2,102         901
                  ----------- -----------  -----------  -----------  ----------   ----------- ----------- ----------- -----------
Total
liabilities.....      129,011     238,278       32,409       46,545       2,032        62,511     165,120      91,245     167,753
                  ----------- -----------  -----------  -----------  ----------   ----------- ----------- ----------- -----------
Net assets......  $91,597,437 $64,602,224  $15,567,323  $17,690,699  $5,313,687   $18,032,980 $34,517,382 $51,242,703 $22,375,997
                  =========== ===========  ===========  ===========  ==========   =========== =========== =========== ===========

See accompanying notes.

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                            DECEMBER 31, 1997

                                                                      SHORT-TERM
                     SPECIAL    REAL ESTATE   GROWTH &                   U.S.      SMALL CAP  INTERNATIONAL   EQUITY
                  OPPORTUNITIES   EQUITY       INCOME      MANAGED    GOVERNMENT     VALUE    OPPORTUNITIES    INDEX
                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                  ------------- ----------- ------------ ------------ ----------- ----------- ------------- -----------
ASSETS
Investment in
shares of
portfolios of
John Hancock
Variable Series
Trust I, at
value...........   $66,137,450  $24,798,418 $271,028,489 $318,090,901 $18,569,390 $15,256,095  $8,736,229   $36,299,278
Receivable from
John Hancock
Variable Series
Trust I.........        32,619       72,431      722,401      544,788      17,037     109,789      13,817        76,634
                   -----------  ----------- ------------ ------------ ----------- -----------  ----------   -----------
Total assets....    66,170,069   24,870,849  271,750,890  318,635,689  18,586,427  15,365,884   8,750,046    36,375,914
LIABILITIES
Payable to John
Hancock Variable
Life Insurance
Company.........        29,923       71,414      711,335      531,773      16,276     109,172      13,457        75,148
Asset charges
payable.........         2,696        1,017       11,066       13,015         761         617         360         1,486
                   -----------  ----------- ------------ ------------ ----------- -----------  ----------   -----------
Total
liabilities.....        32,619       72,431      722,401      544,788      17,037     109,789      13,817        76,634
                   -----------  ----------- ------------ ------------ ----------- -----------  ----------   -----------
Net assets......   $66,137,450  $24,798,418 $271,028,489 $318,090,901 $18,569,390 $15,256,095  $8,736,229   $36,299,278
                   ===========  =========== ============ ============ =========== ===========  ==========   ===========
                   STRATEGIC
                     BOND
                  SUBACCOUNT
                  -----------
ASSETS
Investment in
shares of
portfolios of
John Hancock
Variable Series
Trust I, at
value...........  $16,530,461
Receivable from
John Hancock
Variable Series
Trust I.........       97,633
                  -----------
Total assets....   16,628,094
LIABILITIES
Payable to John
Hancock Variable
Life Insurance
Company.........       96,960
Asset charges
payable.........          673
                  -----------
Total
liabilities.....       97,633
                  -----------
Net assets......  $16,530,461
                  ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                            STATEMENT OF OPERATIONS

                         YEAR ENDED DECEMBER 31, 1997

                    LARGE CAP  SOVEREIGN   INTERNATIONAL SMALL CAP   INTERNATIONAL  MID CAP    LARGE CAP    MONEY     MID CAP
                     GROWTH       BOND       EQUITIES      GROWTH      BALANCED      GROWTH      VALUE      MARKET     VALUE
                   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT SUBACCOUNT SUBACCOUNT
                   ----------- ----------  ------------- ----------  ------------- ----------  ---------- ---------- ----------
Investment
income:
 Distribution
 received from
 the portfolios
 of John Hancock
 Variable Series
 Trust I.........  $ 8,144,333 $3,806,197   $   756,068  $    6,619    $ 238,869   $      --   $1,357,185 $2,338,458 $1,643,759
Expenses:
 Mortality and
 expense risks...    1,007,267    692,868       211,914     177,013       57,024      174,873     298,483    657,933    159,740
                   ----------- ----------   -----------  ----------    ---------   ----------  ---------- ---------- ----------
Net investment
income (loss)....    7,137,066  3,113,329       544,154    (170,394)     181,845     (174,873)  1,058,702  1,680,525  1,484,019
Net realized and
unrealized gain
(loss) on
investments:
 Net realized
 gain (loss).....      786,514     (3,859)      288,859        (215)      32,991       13,737     101,006        --      82,355
 Net unrealized
 appreciation
 (depreciation)
 during the year.    7,796,536    855,328    (1,921,926)  1,522,136     (243,991)   2,369,233   3,430,516        --     569,438
                   ----------- ----------   -----------  ----------    ---------   ----------  ---------- ---------- ----------
Net realized and
unrealized gain
(loss) on
investments......    8,583,050    851,469    (1,633,067)  1,521,921     (211,000)   2,382,970   3,531,522        --     651,793
                   ----------- ----------   -----------  ----------    ---------   ----------  ---------- ---------- ----------
Net increase
(decrease) in net
assets resulting
from operations..  $15,720,116 $3,964,798   $(1,088,913) $1,351,527    $ (29,155)  $2,208,097  $4,590,224 $1,680,525 $2,135,812
                   =========== ==========   ===========  ==========    =========   ==========  ========== ========== ==========

See accompanying notes.

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                       YEAR ENDED DECEMBER 31, 1997

                                                                     SHORT-TERM
                      SPECIAL    REAL ESTATE  GROWTH &                  U.S.    SMALL CAP  INTERNATIONAL   EQUITY   STRATEGIC
                   OPPORTUNITIES   EQUITY      INCOME      MANAGED   GOVERNMENT   VALUE    OPPORTUNITIES   INDEX       BOND
                    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT SUBACCOUNT  SUBACCOUNT   SUBACCOUNT SUBACCOUNT
                   ------------- ----------- ----------- ----------- ---------- ---------- ------------- ---------- ----------
Investment
income:
 Distribution
 received from
 the portfolios
 of John Hancock
 Variable Series
 Trust I.........   $ 6,588,074  $1,479,595  $33,394,397 $27,867,754  $913,416  $1,170,507   $ 126,922   $1,000,183  $916,529
Expenses:
 Mortality and
 expense risks...       937,227     241,061    2,803,628   3,559,863   227,944     122,167     111,682      287,739   146,871
                    -----------  ----------  ----------- -----------  --------  ----------   ---------   ----------  --------
Net investment
 income..........     5,650,847   1,238,534   30,590,769  24,307,891   685,472   1,048,340      15,240      712,444   769,658
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
 gain (loss).....     2,044,899      79,482      271,143     142,549   (19,586)     68,848     228,414      197,333    11,353
 Net unrealized
 appreciation
 (depreciation)
 during the year.    (5,571,228)  1,363,523   11,923,251  12,570,799    73,051     423,744    (446,110)   3,355,409     6,045
                    -----------  ----------  ----------- -----------  --------  ----------   ---------   ----------  --------
Net realized and
 unrealized gain
 (loss) on
 investments.....    (3,526,329)  1,443,005   12,194,394  12,713,348    53,465     492,592    (217,696)   3,552,742    17,398
                    -----------  ----------  ----------- -----------  --------  ----------   ---------   ----------  --------
Net increase
 (decrease) in
 net assets
 resulting from
 operations......   $ 2,124,518  $2,681,539  $42,785,163 $37,021,239  $738,937  $1,540,932   $(202,456)  $4,265,186  $787,056
                    ===========  ==========  =========== ===========  ========  ==========   =========   ==========  ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                      LARGE CAP GROWTH           SOVEREIGN BOND        INTERNATIONAL EQUITIES       SMALL CAP GROWTH
                         SUBACCOUNT                SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                   ------------------------  ------------------------  ------------------------  -----------------------
                      1997         1996         1997         1996         1997         1996         1997        1996*
                   -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
Increase
(decrease) in net
assets:
 From operations:
 Net investment
 income (loss)...  $ 7,137,066  $ 5,852,575  $ 3,113,329  $ 1,385,587  $   544,154  $   (16,789) $  (170,394) $  (24,006)
 Net realized
 gain (loss).....      786,514      134,575       (3,859)     (13,677)     288,859       39,238         (215)     (4,702)
 Net unrealized
 appreciation
 (depreciation)
 during the
 period..........    7,796,536   (1,771,929)     855,328     (351,203)  (1,921,926)     487,991    1,522,136    (158,014)
                   -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
Net increase
(decrease) in net
assets resulting
from operations..   15,720,116    4,215,221    3,964,798    1,020,707   (1,088,913)     510,440    1,351,527    (186,722)
From
contractowner
transactions:
 Net premiums
 from
 contractowners..   41,496,489   31,163,064   34,628,042   27,557,895    9,017,873    9,211,941   11,681,427   6,856,133
 Net benefits to
 contractowners..   (8,939,960)  (3,141,097)  (6,879,517)  (4,175,981)  (3,672,073)  (1,488,436)  (1,694,340)   (317,326)
                   -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
Net increase in
net assets from
contractowner
transactions.....   32,556,529   28,021,967   27,748,525   23,381,914    5,345,800    7,723,505    9,987,087   6,538,807
                   -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
Net increase in
net assets.......   48,276,645   32,237,188   31,713,323   24,402,621    4,256,887    8,233,945   11,338,614   6,352,085
Net assets at
beginning
of period........   43,320,792   11,083,604   32,888,901    8,486,280   11,310,436    3,076,491    6,352,085         --
                   -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
Net assets at end
of period........  $91,597,437  $43,320,792  $64,602,224  $32,888,901  $15,567,323  $11,310,436  $17,690,699  $6,352,085
                   ===========  ===========  ===========  ===========  ===========  ===========  ===========  ==========
                       INTERNATIONAL
                         BALANCED              MID CAP GROWTH
                        SUBACCOUNT               SUBACCOUNT
                   ----------------------- ------------------------
                      1997       1996*        1997        1996*
                   ----------- ----------- ------------ -----------
Increase
(decrease) in net
assets:
 From operations:
 Net investment
 income (loss)...  $  181,845  $   23,381  $  (174,873) $   (8,746)
 Net realized
 gain (loss).....      32,991       1,726       13,737      (2,072)
 Net unrealized
 appreciation
 (depreciation)
 during the
 period..........    (243,991)     79,450    2,369,233      86,688
                   ----------- ----------- ------------ -----------
Net increase
(decrease) in net
assets resulting
from operations..     (29,155)    104,557    2,208,097      75,870
From
contractowner
transactions:
 Net premiums
 from
 contractowners..   3,568,364   2,506,215   10,855,031   6,652,263
 Net benefits to
 contractowners..    (680,956)   (155,338)  (1,545,917)   (212,364)
                   ----------- ----------- ------------ -----------
Net increase in
net assets from
contractowner
transactions.....   2,887,408   2,350,877    9,309,114   6,439,899
                   ----------- ----------- ------------ -----------
Net increase in
net assets.......   2,858,253   2,455,434   11,517,211   6,515,769
Net assets at
beginning
of period........   2,455,434         --     6,515,769         --
                   ----------- ----------- ------------ -----------
Net assets at end
of period........  $5,313,687  $2,455,434  $18,032,980  $6,515,769
                   =========== =========== ============ ===========

* From May 1, 1996 (commencement of operations).

See accompanying notes.

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                      LARGE CAP VALUE            MONEY MARKET             MID CAP VALUE         SPECIAL OPPORTUNITIES
                         SUBACCOUNT               SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                   -----------------------  ------------------------  -----------------------  ------------------------
                      1997        1996*        1997         1996         1997        1996*        1997         1996
                   -----------  ----------  -----------  -----------  -----------  ----------  -----------  -----------
Increase in net
 assets:
 From operations:
 Net investment
 income..........  $ 1,058,702  $  120,723  $ 1,680,525  $   790,015  $ 1,484,019  $   51,528  $ 5,650,847  $ 1,645,765
 Net realized
 gain............      101,006       9,223          --           --        82,355       1,514    2,044,899      286,748
 Net unrealized
 appreciation
 (depreciation)
 during the
 period..........    3,430,516     349,805          --           --       569,438     194,847   (5,571,228)   4,480,284
                   -----------  ----------  -----------  -----------  -----------  ----------  -----------  -----------
Net increase in
net assets
resulting from
operations.......    4,590,224     479,751    1,680,525      790,015    2,135,812     247,889    2,124,518    6,412,797
From
contractowner
transactions:
 Net premiums
 from
 contractowners..   24,102,289   7,781,378   73,848,718   47,867,152   18,163,224   2,823,812   26,936,004   42,302,080
 Net benefits to
 contractowners..   (2,091,393)   (344,867) (58,501,671) (25,658,629)    (957,896)    (36,844) (16,471,841)  (3,413,493)
                   -----------  ----------  -----------  -----------  -----------  ----------  -----------  -----------
Net increase in
net assets from
contractowner
transactions.....   22,010,896   7,436,511   15,347,047   22,208,523   17,205,328   2,786,968   10,464,163   38,888,587
                   -----------  ----------  -----------  -----------  -----------  ----------  -----------  -----------
Net increase in
net assets.......   26,601,120   7,916,262   17,027,572   22,998,538   19,341,140   3,034,857   12,588,681   45,301,384
Net assets at
beginning of
period...........    7,916,262         --    34,215,131   11,216,593    3,034,857         --    53,548,769    8,247,385
                   -----------  ----------  -----------  -----------  -----------  ----------  -----------  -----------
Net assets at end
of period........  $34,517,382  $7,916,262  $51,242,703  $34,215,131  $22,375,997  $3,034,857  $66,137,450  $53,548,769
                   ===========  ==========  ===========  ===========  ===========  ==========  ===========  ===========
                     REAL ESTATE EQUITY          GROWTH & INCOME
                         SUBACCOUNT                SUBACCOUNT
                   ------------------------ ---------------------------
                      1997         1996         1997          1996
                   ------------ ----------- ------------- -------------
Increase in net
 assets:
 From operations:
 Net investment
 income..........  $ 1,238,534  $  201,447  $ 30,590,769  $ 11,966,745
 Net realized
 gain............       79,482      29,463       271,143        16,783
 Net unrealized
 appreciation
 (depreciation)
 during the
 period..........    1,363,523   1,127,858    11,923,251       881,743
                   ------------ ----------- ------------- -------------
Net increase in
net assets
resulting from
operations.......    2,681,539   1,358,768    42,785,163    12,865,271
From
contractowner
transactions:
 Net premiums
 from
 contractowners..   15,380,217   5,214,852   136,122,595    74,748,036
 Net benefits to
 contractowners..   (1,118,876)   (325,484)  (17,521,946)   (4,938,961)
                   ------------ ----------- ------------- -------------
Net increase in
net assets from
contractowner
transactions.....   14,261,341   4,889,368   118,600,649    69,809,075
                   ------------ ----------- ------------- -------------
Net increase in
net assets.......   16,942,880   6,248,136   161,385,812    82,674,346
Net assets at
beginning of
period...........    7,855,538   1,607,402   109,642,677    26,968,331
                   ------------ ----------- ------------- -------------
Net assets at end
of period........  $24,798,418  $7,855,538  $271,028,489  $109,642,677
                   ============ =========== ============= =============

* From May 1, 1996 (commencement of operations).

See accompanying notes.

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                                      INTERNATIONAL
                                                   SHORT-TERM U.S.          SMALL CAP VALUE           OPPORTUNITIES
                      MANAGED SUBACCOUNT        GOVERNMENT SUBACCOUNT          SUBACCOUNT              SUBACCOUNT
                   --------------------------  ------------------------  -----------------------  ----------------------
                       1997          1996         1997         1996         1997        1996*        1997       1996*
                   ------------  ------------  -----------  -----------  -----------  ----------  ----------  ----------
Increase (de-
 crease) in net
 assets:
 From operations:
 Net investment
  income (loss)..  $ 24,307,891  $ 17,050,859  $   685,472  $   326,863  $ 1,048,340  $   68,992  $   15,240  $   (4,114)
 Net realized
  gain (loss)....       142,549        79,880      (19,586)       8,565       68,848         844     228,414       2,851
 Net unrealized
  appreciation
  (depreciation)
  during the
  period.........    12,570,799    (6,379,961)      73,051      (91,939)     423,744     151,732    (446,110)    147,562
                   ------------  ------------  -----------  -----------  -----------  ----------  ----------  ----------
Net increase
 (decrease) in
 net assets
 resulting from
 operations......    37,021,239    10,750,778      738,937      243,489    1,540,932     221,568    (202,456)    146,299
From
 contractowner
 transactions:
 Net premiums
  from
  contractowners.   132,746,067   123,808,732    8,456,544   10,894,534   11,030,307   3,448,584   8,632,504   3,570,213
 Net benefits to
  contractowners.   (20,517,998)   (9,552,488)  (3,000,818)  (2,831,934)    (768,487)   (216,809) (3,200,776)   (209,555)
                   ------------  ------------  -----------  -----------  -----------  ----------  ----------  ----------
Net increase in
 net assets from
 contractowner
 transactions....   112,228,069   114,256,244    5,455,726    8,062,600   10,261,820   3,231,775   5,431,728   3,360,658
                   ------------  ------------  -----------  -----------  -----------  ----------  ----------  ----------
Net increase in
 net assets......   149,249,308   125,007,022    6,194,663    8,306,089   11,802,752   3,453,343   5,229,272   3,506,957
Net assets at be-
 ginning of peri-
 od..............   168,841,593    43,834,571   12,374,727    4,068,638    3,453,343         --    3,506,957         --
                   ------------  ------------  -----------  -----------  -----------  ----------  ----------  ----------
Net assets at end
 of period.......  $318,090,901  $168,841,593  $18,569,390  $12,374,727  $15,256,095  $3,453,343  $8,736,229  $3,506,957
                   ============  ============  ===========  ===========  ===========  ==========  ==========  ==========
                        EQUITY INDEX            STRATEGIC BOND
                         SUBACCOUNT               SUBACCOUNT
                   ------------------------ ------------------------
                      1997        1996*        1997        1996*
                   ------------ ----------- ------------ -----------
Increase (de-
 crease) in net
 assets:
 From operations:
 Net investment
  income (loss)..  $   712,444  $   94,082  $   769,658  $  116,294
 Net realized
  gain (loss)....      197,333       4,980       11,353         120
 Net unrealized
  appreciation
  (depreciation)
  during the
  period.........    3,355,409     253,706        6,045       3,262
                   ------------ ----------- ------------ -----------
Net increase
 (decrease) in
 net assets
 resulting from
 operations......    4,265,186     352,768      787,056     119,676
From
 contractowner
 transactions:
 Net premiums
  from
  contractowners.   29,273,872   4,850,832   12,625,333   4,111,264
 Net benefits to
  contractowners.   (2,339,289)   (104,091)    (986,296)   (126,572)
                   ------------ ----------- ------------ -----------
Net increase in
 net assets from
 contractowner
 transactions....   26,934,583   4,746,741   11,639,037   3,984,692
                   ------------ ----------- ------------ -----------
Net increase in
 net assets......   31,199,769   5,099,509   12,426,093   4,104,368
Net assets at be-
 ginning of peri-
 od..............    5,099,509         --     4,104,368         --
                   ------------ ----------- ------------ -----------
Net assets at end
 of period.......  $36,299,278  $5,099,509  $16,530,461  $4,104,368
                   ============ =========== ============ ===========

 * From May 1, 1996 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

1. ORGANIZATION

  John Hancock Variable Annuity Account I (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO). The Account was formed to fund variable annuity contracts (Contracts) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of eighteen subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund). New subaccounts may be added as new Portfolios are added to the Fund or as other investment options are developed and made available to contractowners. The eighteen Portfolios of the Fund which are currently available are: Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index and Strategic Bond Portfolios. Each Portfolio has a different investment objective.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, John Hancock does not make a charge for income or other taxes. JHVLICO retains the right to charge the Account for any federal income taxes arising from changes in the tax law. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHVLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at an annual rate of 1.5% of net assets of the Account.

  JHVLICO makes certain other deductions from contractowner payments for premium taxes and sales and withdrawal charges, which are accounted for as a reduction of net assets resulting from contractowner transactions.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

3. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund at December 31, 1997 were as follows:

                 SUBACCOUNT              SHARES OWNED     COST        VALUE
                 ----------              ------------ ------------ ------------
     Large Cap Growth...................   4,399,725  $ 85,483,966 $ 91,597,437
     Sovereign Bond.....................   6,493,352    63,964,084   64,602,224
     International Equities.............   1,024,177    16,957,488   15,567,323
     Small Cap Growth...................   1,559,486    16,326,577   17,690,699
     International Balanced.............     525,576     5,478,179    5,313,687
     Mid Cap Growth.....................   1,512,132    15,577,059   18,032,980
     Large Cap Value....................   2,543,723    30,737,060   34,517,382
     Money Market.......................   5,124,270    51,242,703   51,242,703
     Mid Cap Value......................   1,613,721    21,611,711   22,375,997
     Special Opportunities..............   4,298,794    66,676,991   66,137,450
     Real Estate Equity.................   1,558,621    22,252,791   24,798,418
     Growth & Income....................  16,321,602   259,953,056  271,028,489
     Managed............................  22,167,557   312,222,647  318,090,901
     Short-Term U.S. Government.........   1,841,588    18,557,276   18,569,390
     Small Cap Value....................   1,230,201    14,680,619   15,256,095
     International Opportunities........     822,064     9,034,777    8,736,229
     Equity Index.......................   2,553,916    32,690,163   36,299,278
     Strategic Bond.....................   1,613,881    16,521,154   16,530,461

  Purchases, including reinvestment of dividend distributions and proceeds from sales of shares in the Portfolios of the Fund during 1997, were as follows:

                        SUBACCOUNT                      PURCHASES      SALES
                        ----------                     ------------ -----------
     Large Cap Growth................................. $ 43,491,029 $ 3,010,920
     Sovereign Bond...................................   32,107,859   1,249,862
     International Equities...........................    8,265,391   2,086,578
     Small Cap Growth.................................   10,279,637     463,158
     International Balanced...........................    3,710,673     606,533
     Mid Cap Growth...................................    9,546,817     398,838
     Large Cap Value..................................   23,616,203     445,599
     Money Market.....................................   49,070,372  31,951,555
     Mid Cap Value....................................   19,024,537     252,835
     Special Opportunities............................   24,445,424   6,285,515
     Real Estate Equity...............................   15,776,560     197,202
     Growth & Income..................................  150,113,276     650,715
     Managed..........................................  137,801,285   1,122,776
     Short-Term U.S. Government.......................   16,074,214   1,731,863
     Small Cap Value..................................   11,656,436     277,427
     International Opportunities......................    8,134,231   2,458,849
     Equity Index.....................................   28,101,683     597,323
     Strategic Bond...................................   12,734,615     314,568

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

4. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 1997 were as follows:

                                                       ACCUMULATION ACCUMULATION
                        SUBACCOUNT                        SHARES    SHARE VALUES
                        ----------                     ------------ ------------
     Large Cap Growth.................................   4,771,232    $19.198
     Sovereign Bond...................................   4,981,289     12.969
     International Equities...........................   1,394,138     11.168
     Small Cap Growth.................................   1,595,204     11.089
     International Balanced...........................     496,989     10.684
     Mid Cap Growth...................................   1,542,797     11.687
     Large Cap Value..................................   2,416,480     14.282
     Money Market.....................................   4,567,952     11.217
     Mid Cap Value....................................   1,492,968     14.987
     Special Opportunities............................   3,799,693     17.403
     Real Estate Equity...............................   1,444,160     17.165
     Growth & Income..................................  13,724,964     19.746
     Managed..........................................  20,146,894     15.788
     Short-Term U.S. Government.......................   1,591,452     11.665
     Small Cap Value..................................   1,127,930     13.521
     International Opportunities......................     822,385     10.611
     Equity Index.....................................   2,453,427     14.794
     Strategic Bond...................................   1,455,988     11.350

5. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO or the Fund.

6. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Annuity Account I, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), have developed a plan to modify or replace significant portions of the Account's computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 thereafter. The Account presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Account.

  John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which John Hancock's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third-party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Account's systems rely will be converted timely or will not have an adverse effect on the Account's systems.

  The Account expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1997 and 1996, and the related statutory-basis statements of operations and unassigned deficit and cash flow for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.


  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the three years ended December 31, 1997.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 18, 1998

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Contractowners
John Hancock Variable Annuity Account I
 of John Hancock Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account I (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index and Strategic Bond Subaccounts) as of December 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account I at December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 6, 1998

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                               December 31
                                                            ------------------
                                                              1997      1996
                                                              ----      ----
                                                              (In millions)
Assets
Bonds--Note 6.............................................. $1,092.7  $  753.5
Preferred stocks...........................................     17.2       9.6
Common stocks..............................................      2.3       1.4
Investment in affiliates...................................     79.1      72.0
Mortgage loans on real estate--Note 6......................    273.9     212.1
Real estate................................................     39.9      38.8
Policy loans...............................................    106.8      80.8
Cash items:
  Cash in banks............................................     83.1      26.7
  Temporary cash investments...............................     60.1       5.2
                                                            --------  --------
                                                               143.2      31.9
Premiums due and deferred..................................     33.8      36.8
Investment income due and accrued..........................     24.7      22.6
Other general account assets...............................     16.8      17.8
Assets held in separate accounts...........................  4,691.1   3,290.5
                                                            --------  --------
TOTAL ASSETS............................................... $6,521.5  $4,567.8
                                                            ========  ========
Obligations and Stockholder's Equity
OBLIGATIONS
  Policy reserves.......................................... $1,124.3  $  877.8
  Federal income and other taxes payable--Note 1...........     36.1      29.4
  Other accrued expenses...................................    335.1      75.1
  Asset valuation reserve--Note 1..........................     18.6      16.6
  Obligations related to separate accounts.................  4,685.7   3,285.8
                                                            --------  --------
TOTAL OBLIGATIONS..........................................  6,199.8   4,284.7
Stockholder's Equity
  Common Stock, $50 par value; authorized 50,000 shares;
   issued and outstanding 50,000 shares....................      2.5       2.5
  Paid-in capital..........................................    377.5     377.5
Unassigned deficit.........................................    (58.3)    (96.9)
                                                            --------  --------
TOTAL STOCKHOLDER'S EQUITY.................................    321.7     283.1
                                                            --------  --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY................. $6,521.5  $4,567.8
                                                            ========  ========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                    Year ended December 31
                                                   ---------------------------
                                                     1997      1996     1995
                                                     ----      ----     ----
                                                         (In millions)
Income
  Premiums........................................ $  872.7  $  820.6  $ 570.9
  Net investment income--Note 3...................     89.7      76.1     62.1
  Other, net......................................    420.1     406.0     85.7
                                                   --------  --------  -------
                                                    1,382.5   1,302.7    718.7
Benefits and Expenses
  Payments to policyholders and beneficiaries.....    264.0     236.1    213.4
  Additions to reserves to provide for future
   payments to policyholders and beneficiaries....    814.2     790.1    282.4
  Expenses of providing service to policyholders
   and obtaining new insurance--Note 5............    216.2     183.8    150.7
  State and miscellaneous taxes...................     19.1      17.3     12.7
                                                   --------  --------  -------
                                                    1,313.5   1,227.3    659.2
                                                   --------  --------  -------
    GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
     TAXES AND NET REALIZED CAPITAL GAINS
     (LOSSES).....................................     69.0      75.4     59.5
Federal income taxes--Note 1......................     38.5      38.6     28.4
                                                   --------  --------  -------
    GAIN FROM OPERATIONS BEFORE NET REALIZED
     CAPITAL GAINS (LOSSES).......................     30.5      36.8     31.1
Net realized capital gains (losses)--Note 4.......     (3.0)     (1.5)     0.5
                                                   --------  --------  -------
    NET GAIN......................................     27.5      35.3     31.6
Unassigned deficit at beginning of year...........    (96.9)   (131.3)  (162.1)
Net unrealized capital gains (losses) and other
 adjustments--Note 4..............................      5.0       2.5     (3.0)
Other reserves and adjustments....................      6.1      (3.4)     2.2
                                                   --------  --------  -------
    UNASSIGNED DEFICIT AT END OF YEAR............. $  (58.3) $  (96.9) $(131.3)
                                                   ========  ========  =======

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                     Year ended December 31
                                                     -------------------------
                                                      1997     1996     1995
                                                      ----     ----     ----
                                                          (In millions)
Cash flows from operating activities:
  Insurance premiums................................ $ 877.0  $ 824.2   $574.0
  Net investment income.............................    89.9     73.4     59.2
  Benefits to policyholders and beneficiaries.......  (245.2)  (212.7)  (198.3)
  Dividends paid to policyholders...................   (18.7)   (15.7)   (13.2)
  Insurance expenses and taxes......................  (250.2)  (196.6)  (161.5)
  Net transfers to separate accounts................  (703.2)  (524.2)  (257.4)
  Other, net........................................   379.9    386.7     55.1
                                                     -------  -------  -------
    NET CASH PROVIDED FROM OPERATIONS...............   129.5    335.1     57.9
                                                     -------  -------  -------
Cash flows used in investing activities:
  Bond purchases....................................  (621.6)  (489.9)  (172.5)
  Bond sales........................................   197.3    228.3     18.9
  Bond maturities and scheduled redemptions.........    34.1     27.8     36.0
  Bond prepayments..................................    51.6     31.9     20.6
  Stock purchases...................................   (15.7)    (6.5)    (1.7)
  Proceeds from stock sales.........................     6.7      0.4      1.4
  Real estate purchases.............................    (1.3)   (10.5)   (16.2)
  Real estate sales.................................     0.4      8.5      9.3
  Other invested assets purchases...................    (1.0)     0.0     (0.4)
  Proceeds from the sale of other invested assets...     0.3      1.5      0.3
  Mortgage loans issued.............................   (94.5)   (84.4)   (19.8)
  Mortgage loan repayments..........................    32.4     17.7     21.1
  Other, net........................................   393.1   (104.6)    45.7
                                                     -------  -------  -------
    NET CASH USED IN INVESTING ACTIVITIES...........   (18.2)  (379.8)   (57.3)
                                                     -------  -------  -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS........................................   111.3    (44.7)     0.6
Cash and temporary cash investments at beginning of
 year...............................................    31.9     76.6     76.0
                                                     -------  -------  -------
CASH AND TEMPORARY CASH INVESTMENTS AT THE END OF
 YEAR............................................... $ 143.2  $  31.9  $  76.6
                                                     =======  =======  =======

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF STOCKHOLDER'S EQUITY

                                                  Additional
                                          Common   Paid-in   Unassigned
                                          Stock    Capital    Deficit   Total
                                          ------  ---------- ---------- ------
                                                     (In millions)
Balance at January 1, 1995............... $ 25.0    $355.0    $(162.1)  $217.9
1995 Transactions:
  Net gain...............................                        31.6     31.6
  Net unrealized capital losses and other
   adjustments...........................                        (3.0)    (3.0)
  Other reserves and adjustments.........                         2.2      2.2
  Reclassification of paid-in capital....  (22.5)     22.5                 0.0
                                          ------    ------    -------   ------
Balance at December 31, 1995.............    2.5     377.5     (131.3)   248.7
1996 Transactions:
  Net gain...............................                        35.3     35.3
  Net unrealized capital gains and other
   adjustments...........................                         2.5      2.5
  Other reserves and adjustments.........                        (3.4)    (3.4)
                                          ------    ------    -------   ------
Balance at December 31, 1996.............    2.5     377.5      (96.9)   283.1
1997 Transactions:
  Net gain...............................                        27.5     27.5
  Net unrealized capital gains and other
   adjustments...........................                         5.0      5.0
  Other reserves and adjustments.........                         6.1      6.1
                                          ------    ------    -------   ------
Balance at December 31, 1997............. $  2.5    $377.5    $ (58.3)  $321.7
                                          ======    ======    =======   ======

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently the Company writes business in all states except New York.

The preparation of the financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP). The 1995 financial statements presented for comparative purposes were previously described as being prepared in accordance with GAAP for stock life insurance companies wholly-owned by a mutual life insurance company. Pursuant to Financial Accounting Standards Board Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended, which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP presentations when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements are no longer considered to be presented in conformity with GAAP.

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and valuation allowances would be provided when there has been a decline in value deemed other than temporary;
(7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions or increased benefits, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bonds and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at market. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Goodwill is amortized on a straight-line basis over a ten year period.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $2.1 million in 1997 and $1.2 million in 1996.

  Real estate acquired in satisfaction of debt and held for sale is carried at the lower of cost or market as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1997, the IMR, net of 1997 amortization of $1.2 million, amounted to $7.8 million which is included in policy reserves. The corresponding 1996 amounts were $1.2 million and $5.9 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $13.1 million and $15.1 million at December 31, 1997 and 1996, respectively, and generally is amortized over a ten-year period using a straight-line method. Accumulated amortization was $8.8 million and $6.7 million at December 31, 1997 and 1996, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at market value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Values of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollar using current exchange rates.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1997. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

Policy Reserves: Life reserves are developed by actuarial methods and determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

are greater than or equal to the minimum or guaranteed policy cash values or amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 through 1997.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $29.6 million in 1997, $33.5 million in 1996 and $32.2 million in 1995.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to the unassigned deficit. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life policies, resulting in a $6.4 million increase in the unassigned deficit at December 31, 1997. During 1996 and 1995, there were no refinements in actuarial assumptions inherent in the calculation of policy reserves.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassifications: Certain 1995 amounts have been reclassified to permit comparison with the corresponding 1996 and 1997 amounts.

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company, for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million,

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION--CONTINUED

consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during each of 1997, 1996, and 1995. Unamortized goodwill of $13.1 at December 31, 1997 is being amortized over ten years on a straight-line basis.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                  1997 1996 1995
                                                                  ---- ---- ----
                                                                  (In millions)
Investment expenses.............................................. $5.0 $7.0 $5.1
Interest expense.................................................  0.7  0.0  0.0
Depreciation expense.............................................  1.1  0.9  1.0
Investment taxes.................................................  0.4  0.5  0.5
                                                                  ---- ---- ----
                                                                  $7.2 $8.4 $6.6
                                                                  ==== ==== ====

NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                             1997   1996   1995
                                                             -----  -----  ----
                                                              (In millions)
Net gains (losses) from asset sales......................... $ 0.8  $(0.2) $4.0
Capital gains (tax) credit..................................  (0.7)  (1.0) (2.5)
Net amounts transferred to IMR..............................  (3.1)  (0.3) (1.0)
                                                             -----  -----  ----
                                                             $(3.0) $(1.5) $0.5
                                                             =====  =====  ====

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                              1997  1996  1995
                                                              ----  ----  -----
                                                               (In millions)
Net gains (losses) from changes in security values and book
 value adjustments .......................................... $7.0  $3.7  $(0.2)
Increase in asset valuation reserve.......................... (2.0) (1.2)  (2.8)
                                                              ----  ----  -----
  Net Unrealized Capital Gains (Losses) and Other Adjust-
   ments..................................................... $5.0  $2.5  $(3.0)
                                                              ====  ====  =====

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1997, 1996, and 1995 to reflect continuing changes in the Company's

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT--CONTINUED

operations. The amount of the service fee charged to the Company was $123.6 million, $111.7 million, and $97.9 million in 1997, 1996, and 1995, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.9 million, $1.6 million, and $1.8 million for the years ended December 31, 1997, 1996, and 1995 respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1997 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $22.0 million, $24.5 million and $32.7 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $10.1 million, $15.7 million, and $20.3 million in 1997, 1996, and 1995, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1997 issues of retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, John Hancock made a net cash payment of $1.1 million and received a net cash payment of $35.0 million for surrender benefits, tax, reserve increase, commission, expense allowances and premium to the Company, which increased the Company's net gain from operations by $9.8 million and $15.1 million in 1997 and 1996, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock transferred $2.4 million of cash for mortality claims to the Company, which increased the Company's net gain from operations by $1.3 million.

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                   Gross      Gross
                                       Statement Unrealized Unrealized   Fair
     YEAR ENDED DECEMBER 31, 1997        Value     Gains      Losses    Value
     ----------------------------      --------- ---------- ---------- --------
                                                    (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies............ $  254.5    $ 0.2       $0.1    $  254.6
Obligations of states and political
 subdivisions.........................     12.1      1.0        0.0        13.1
Debt securities issued by foreign
 governments..........................      0.2      0.0        0.0         0.2
Corporate securities..................    712.7     43.9        2.7       753.9
Mortgage-backed securities............    113.2      3.5        0.0       116.7
                                       --------    -----       ----    --------
  Total bonds......................... $1,092.7    $48.6       $2.8    $1,138.5
                                       ========    =====       ====    ========

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

                                                      Gross      Gross
                                          Statement Unrealized Unrealized  Fair
      YEAR ENDED DECEMBER 31, 1996          Value     Gains      Losses   Value
      ----------------------------        --------- ---------- ---------- ------
                                                      (In millions)
U.S. Treasury securities and obligations
 of U.S. government corporations and
 agencies...............................   $ 44.4     $ 0.2       $0.2    $ 44.4
Obligations of states and political
 subdivisions...........................     12.6       0.4        0.0      13.0
Debt securities issued by foreign
 governments............................      0.8       0.1        0.0       0.9
Corporate securities....................    623.2      29.8        3.4     649.6
Mortgage-backed securities..............     72.5      10.2        0.1      82.6
                                           ------     -----       ----    ------
  Total bonds...........................   $753.5     $40.7       $3.7    $790.5
                                           ======     =====       ====    ======

The statement value and fair value of bonds at December 31. 1997 by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                             December 31, 1997
                                                             ------------------
                                                             Statement   Fair
                                                               Value    Value
                                                             --------- --------
                                                               (In millions)
Due in one year or less..................................... $   89.1  $   90.7
Due after one year through five years.......................    466.8     477.0
Due after five years through ten years......................    284.2     299.2
Due after ten years.........................................    139.4     154.9
                                                             --------  --------
                                                                979.5   1,021.8
Mortgage-backed securities..................................    113.2     116.7
                                                             --------  --------
                                                             $1,092.7  $1,138.5
                                                             ========  ========

Gross gains of $1.1 million in 1997, $1.3 million in 1996, and $0.2 million in 1995 and gross losses of $4.5 million in 1997, $2.1 million in 1996, and $0.1 million in 1995 were realized on these transactions.

At December 31, 1997, bonds with an admitted asset value of $3.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $0.0 million at December 31, 1997 and December 31, 1996, respectively. Gross unrealized appreciation on common stocks totaled $2.3 million and gross unrealized depreciation totaled $0.0 million at December 31, 1997. The fair value of preferred stock totaled $17.2 million at December 31, 1997, and $9.6 million at December 31, 1996.

Bonds with amortized cost of $2.0 million were nonincome producing for the year ended December 31, 1997. The corresponding amount for the twelve months ended December 31, 1996 was $11.3 million.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1997, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                           Statement
     PROPERTY TYPE           Value
     -------------       -------------
                         (In millions)
Apartments.............. $       104.1
Hotels..................           3.8
Industrial..............          51.3
Office buildings........          32.2
Retail..................          33.2
Agricultural............          38.8
Other...................          10.5

                         -------------
                         $       273.9
                         =============

       GEOGRAPHIC          Statement
     CONCENTRATION           Value
     -------------       -------------
                         (In millions)
East North Central...... $        32.7
Middle Atlantic.........          11.3
Mountain................          17.9
New England.............          35.8
Pacific.................          64.2
South Atlantic..........          67.9
West North Central......           2.5
West South Central......          41.6
                         -------------
                         $       273.9
                         =============

At December 31, 1997, the fair values of the commercial and agricultural mortgage loans portfolios were $243.8 million and $42.0 million, respectively. The corresponding amounts as of December 31, 1996 were approximately $189.0 million and $30.4 million, respectively. The corresponding amounts as of December 31, 1995 were approximately $132.1 million and $22.2 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1997 were 10.49% and 8.14% for agricultural loans and 8.53% and 7.42% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provision of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers during the year ended December 31, 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively. The corresponding amounts in 1996 were $384.3 million, $9.9 million, and $12.1 million, respectively. The corresponding amounts in 1995 were $72.4 million, $8.7 million, and $12.1 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1997 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include swaps, caps, and future contracts.

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range through 2011. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into interest rate cap contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2007.

The Company also uses financial futures contracts to hedge public bonds intended for future sale in order to lock in the market value at the date of contract. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not in the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on financial contracts were $2.8 million and $0.0 million at December 31, 1997 and 1996, respectively.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and in certain instances, maximum credit risk related to those instruments, is as follows:

                                                                   December 31
                                                                  -------------
                                                                   1997   1996
                                                                  ------ ------
                                                                  (In millions)
Futures contracts to sell securities............................  $ 40.8 $ 73.0
                                                                  ====== ======
Notional amount of interest rate swaps, currency rate swaps, and interest rate caps to:
  Receive variable rates........................................  $323.7 $215.9
                                                                  ====== ======
  Receive fixed rates...........................................  $ 25.0 $ 26.6
                                                                  ====== ======

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that any such losses would not be material.

Based on the market rates in effect at December 31, 1997, the Company's interest rate swaps, currency rate swaps and interest rate caps represented (assets) liabilities to the Company with fair values of $7.8 million, $2.1 million and $(1.4) million, respectively. The corresponding amounts as of December 31, 1996 were $2.3 million, $(8.2) million and $(2.0) million, respectively. The fair values of swap agreements are not recognized in the financial statements.

NOTE 9--POLICY RESERVES, POLICYHOLDERS' RESERVES AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:

                                                       December 31, 1997 Percent
                                                       ----------------- -------
                                                         (In millions)
Subject to discretionary withdrawal (with adjustment)
 With market value adjustment........................      $    0.4         0.0%
 At book value less surrender charge.................         970.3        88.7
                                                           --------       -----
  Total with adjustment..............................         970.7        88.7
Subject to discretionary withdrawal at book value
 (without adjustment)................................         118.9        10.9
Not subject to discretionary withdrawal -- general
 account.............................................           4.1         0.4
                                                           --------       -----
  Total annuity reserves and deposit liabilities.....      $1,093.7       100.0%
                                                           ========       =====

NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term and issue real estate mortgages totalling $168.6 million and $28.3 million respectively, at December 31, 1997. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair values of the commitments described above were $194.5 million at December 31, 1997. The majority of these commitments expire in 1998.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10--COMMITMENTS AND CONTINGENCIES--CONTINUED

In the normal course of its business operations, the Company is involved in litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1997. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position of the Company.

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                 Year Ended December 31
                                            ----------------------------------
                                                  1997              1996
                                            -----------------  ---------------
                                            Carrying   Fair    Carrying  Fair
                                             Amount   Value     Amount  Value
                                            -------- --------  -------- ------
                                                      (In millions)
Assets
  Bonds--Note 6...........................  $1,092.7 $1,138.5   $753.5  $790.5
  Preferred stocks--Note 6................      17.2     17.2      9.6     9.6
  Common stocks--Note 6...................       2.3      2.3      1.4     1.4
  Mortgage loans on real estate--Note 6...     273.9    285.8    212.1   219.4
  Policy loans--Note 1....................     106.8    106.8     80.8    80.8
  Cash and cash equivalents--Note 1.......     143.2    143.2     31.9    31.9
Derivatives liabilities relating to:--Note
 8
  Interest rate swaps.....................       --       7.8      --      2.3
  Currency rate swaps.....................       --       2.1      --     (8.2)
  Interest rate caps......................       --      (1.4)     --     (2.0)
Liabilities
  Commitments--Note 10....................       --     194.5      --     76.2

The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems, including those relied upon by the Company, will function properly with respect to the dates in the year 2000 and thereafter. The Company, along with John Hancock, presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for the computer systems upon which the Company relies. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Company.

John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with significant business partners and customers to determine the extent to which interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which John Hancock's systems rely will be converted timely or will not have an adverse effect on John Hancock's systems, including those upon which the Company relies.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

John Hancock expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.